                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement               /   /  Confidential, for Use of the
                                                        Commission Only (as permitted
/ X /  Definitive Proxy Statement                       by Rule 14a-6(e)(2))

/   /  Definitive Additional Materials

/   /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               PRESTIGE BANK, F.S.B.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ X /  No Fee Required

/   /  $125 per Exchange Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

/   /  $500 per each party to the controversy pursuant to the Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                             PRESTIGE BANCORP, INC.
                             710 OLD CLAIRTON ROAD
                       PLEASANT HILLS, PENNSYLVANIA 15236
                                 (412) 655-1190

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Prestige Bancorp, Inc. (the "Company") will be held at The Bradley House, located at 5239 Brownsville Road, Baldwin Borough, Pennsylvania on Wednesday, April 23, 1997 at 10:30 A.M., Eastern Time, in the Elite Room on the first level, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

       I.  The election of two directors of the Company.

      II.  To consider and approve the adoption of the Company's Stock Option
           Plan;

     III. To consider and approve the adoption of the Company's Recognition and Retention Plan and Trust;

     IV. The ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company and Prestige Bank, A Federal Savings Bank.

      V. If necessary, to adjourn the Meeting to solicit additional proxies with respect to approval of the Company's Stock Option Plan and Recognition and Retention Plan and Trust; and

     VI. To transact such other business as may properly come before the Meeting or any adjournment thereof. Management is not aware of any other such business.

     Stockholders of record at the close of business on March 20, 1997, are stockholders entitled to vote at the Meeting and any adjournment thereof.

     You are requested to complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          /s/  PATRICIA A. WHITE
                                          Patricia A. White
                                          Secretary

     YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             PRESTIGE BANCORP, INC.
        710 Old Clairton Road, Pittsburgh, PA 15236-4300 - 412-655-1190
                               (Fax) 412-655-1772

March 31, 1997

Dear Stockholders:

It is my pleasure to invite you to attend the first Annual Meeting of Stockholders of Prestige Bancorp, Inc. (the "Company"). The meeting will be held as The Bradley House, located at 5239 Brownsville Road, Baldwin Borough, Pennsylvania on Wednesday, April 23, 1997 at 10:30 A.M., Eastern Time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the Meeting.

At the meeting, officers and directors of the Company will report on the activities of the Company. We will then take action on the matters described in the proxy statement. The meeting will conclude with a question and answer period.

It is very important that your shares be voted at the meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support, and I look forward to seeing you at the meeting.

Sincerely,

/s/ ROBERT S. ZYLA
Robert S. Zyla
President

                             PRESTIGE BANCORP, INC.
                             710 OLD CLAIRTON ROAD
                       PLEASANT HILLS, PENNSYLVANIA 15236

              ---------------------------------------------------

                                PROXY STATEMENT

              ---------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 23, 1997

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prestige Bancorp, Inc. to be used at the Annual Meeting of Stockholders of Prestige Bancorp, Inc. (the "Company") which will be held at The Bradley House, 5239 Brownsville Road, Baldwin Borough, Pennsylvania 15236 on April 23, 1997, 10:30 A.M. local time. The accompanying Notice of Meeting, the form of Proxy and this Proxy Statement are being first mailed to stockholders on or about April 4, 1997. A copy of the form of Proxy is attached to this Proxy Statement as Exhibit C. The address of the principal executive offices of the Company is set forth above.

     At the Meeting, stockholders will consider and vote upon (i) the election of two directors; (ii) the approval of the Prestige Bancorp, Inc. 1997 Stock Option Plan (the "Stock Option Plan"); (iii) the approval of the Prestige Bancorp, Inc. Recognition and Retention Plan and Trust ("Recognition Plan");
(iv) the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and (iv) a proposal to adjourn the Meeting to solicit additional proxies, if needed. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

                       VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND "FOR" THE OTHER LISTED PROPOSALS. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Employees, officers and directors of the Company have an interest in certain matters being presented for stockholder approval. Employees, officers and directors of the Company would be granted stock options and restricted stock awards pursuant to the Stock Option Plan and the Recognition Plan. The approval of the Stock Option Plan and the Recognition Plan are being presented as Proposals II and III, respectively.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 20, 1997 ("Voting Record Date"), are entitled to one vote for each share of Common Stock of the Company then held. As of March 20, 1997, the Company had 963,023 shares of common stock of the Company ("Common Stock") issued and outstanding.

     As provided in the Articles of Incorporation of the Company, for a period of five years from the effective date of the Articles of Incorporation, no person is permitted to beneficially own in excess of 10% of the outstanding shares of the Common Stock (the "Limit"), and any shares of the Common Stock acquired in violation of this Limit are not entitled to vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

     The presence in person or by proxy of at least a majority of the outstanding shares of the Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. [Under the Company's Bylaws, directors are elected by a plurality of votes cast, without respect to proxies as to which authority to vote for one or more of the nominees being proposed is withheld.]

     As to matters being proposed for stockholder action as set forth in Proposals II and III the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. An affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Meeting, is required to constitute stockholder approval. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as votes cast and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. Broker Non-Votes will also have the effect of a vote against the matter.

     As to the ratification of independent auditors as set forth in Proposal IV and all other matters that may properly come before the Meeting, including a vote to adjourn the meeting to solicit additional proxies, if needed, as set forth in Proposal V, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter. An affirmative vote of the holders of a majority of Common Stock present at the Meeting, in person or by proxy, and entitled to vote, is required to constitute stockholder approval.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Act of 1934, as amended (the "1934 Act"). As of March 20, 1997, management knows of no person who beneficially owns in excess of 5% of the Common Stock of the Company other than those entities shown on the table immediately below. The following table sets forth as of March 20, 1997 certain information as to the Common Stock beneficially owned by the Prestige Bancorp Employee Stock Ownership Plan (the

"ESOP"), each other 5% or greater stockholder of the Company, and all executive officers and directors of the Company as a group.

                                                  AMOUNT AND NATURE OF           PERCENT OF SHARES OF
                                                 BENEFICIAL OWNERSHIP OF             COMMON STOCK
                NAME AND ADDRESS OF                COMMON STOCK AS OF              OUTSTANDING AS OF
                 BENEFICIAL OWNER                    MARCH 20, 1997                 MARCH 20, 1997
                -------------------              -----------------------         -------------------
     Prestige Bancorp Employee Stock..........               77,041(1)(2)                 8.0%
     Ownership Plan
     710 Old Clairton Road
     Pleasant Hills, PA 15236

     First Financial Fund, Inc................               95,300                       9.9
     Gateway Center Three
     100 Mulberry Street, 9th Floor
     Newark, NJ 07102-9077

     Wellington Management Company, LLP.......               95,300                       9.9
     75 State Street
     Boston, Massachusetts 02109

     John Hancock Regional Bank Fund..........               70,000(3)                    7.3
     c/o John Hancock Advisers, Inc.
     101 Huntington Avenue
     Boston, Massachusetts 02199

     All Directors and Executive..............               68,097(1)(2)                 7.1%
       Officers as a Group (8 persons)

------------

(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes options to purchase an additional 96,302 shares to be held by executive officers and directors that may only be granted if stockholders approve the Stock Option Plan. See "Proposal II--Approval of Stock Option Plan." Excludes 38,521 shares which may be awarded under the Management Stock Recognition and Retention Plan over which shares the named individuals will exercise sole or shared voting rights. See "Proposal III--Approval of Recognition and Retention Plan and Trust." Excludes 77,041 shares owned by the Prestige Bancorp Employee Stock Ownership Plan ("ESOP") as to which certain directors act as trustee. See "Proposal I--Election of Directors--Other Benefits."

(2) Individual ownership of Shares of Common Stock by the directors is set forth later in this Proxy Statement. See "Proposal I--Election of Directors--Information with Respect to Nominees for Directors and Continuing Directors". James M. Hein is not a director but is an executive officer of the Company and the Savings Bank. As of March 20, 1997 Mr. Hein owned less than 1% of the Common Stock of the Company.

(3) John Hancock Advisers, Inc., the investment advisor of John Hancock Regional Bank Fund, has a direct beneficial ownership of 70,000 shares of Common Stock.

                     FILING OF BENEFICIAL OWNERSHIP REPORTS

     The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company's failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 1996.

                       PROPOSAL I--ELECTION OF DIRECTORS

GENERAL

     The Company's bylaws require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, to serve for a three-year term, as noted below, or until his successor has been elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     Robert S. Zyla and Charles P. McCullough have been nominated by the Board of Directors to serve as directors for a three year term commencing on the date of the meeting. Messrs. Zyla and McCullough are currently members of the Board of Directors. In accordance with the Company's Articles of Incorporation, the Board of Directors will consider nominees for Directors from stockholders and such nominees, if properly presented to the Company in accordance with the terms of the Company's Articles of Incorporation will be placed on the ballot at the annual meeting. With respect to the meeting of the stockholders of the Company scheduled for April 23, 1997 only, a stockholder of the Company may submit a nomination for the Board of Directors no later than the close of business on the tenth day following the day on which this Proxy Statement and Notice of Annual Meeting is mailed. Any such nomination must conform to the requirements of the Articles of Incorporation of the Company. However, it is the discretion of the Board of Directors whether or not to recommend any stockholder nominees. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Each of the nominees of the Board of Directors has consented to serve as a director if elected. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why the nominees might be unavailable to serve. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

     The following table sets forth the nominees and the directors continuing in office, their name, age, the year they become a director of the Company or of Prestige Savings Bank, A Federal Savings Bank (the "Savings Bank") in the event such individual served as a director of the Savings Bank prior to the stock conversion of the Savings Bank on June 27, 1996, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned.

             BOARD OF DIRECTORS NOMINEES FOR TERM OF EXPIRE IN 2000

                                                                                                    PERCENT OF
                                                                                 SHARES OF           SHARE OF
                                                                 CURRENT        COMMON STOCK          COMMON
                                                     DIRECTOR    TERM TO        BENEFICIALLY          STOCK
                  NAME                     AGE(1)    SINCE(2)    EXPIRE     OWNED(3)(4)(5)(6)(7)    OUTSTANDING
                  ----                     ------    --------    -------    --------------------    -----------
Charles P. McCullough...................     42        1995        1997             4,400               .46
Robert S. Zyla..........................     49        1984        1997             5,755               .60

                         DIRECTORS CONTINUING IN OFFICE

                                                                                                    PERCENT OF
                                                                                 SHARES OF           SHARE OF
                                                                 CURRENT        COMMON STOCK          COMMON
                                                     DIRECTOR    TERM TO        BENEFICIALLY          STOCK
                  NAME                     AGE(1)    SINCE(2)    EXPIRE     OWNED(3)(4)(5)(6)(7)    OUTSTANDING
                  ----                     ------    --------    -------    --------------------    -----------
Martin W. Dowling.......................     70        1992        1999             5,000               .52
Michael R. Macosko......................     45        1992        1998            10,340              1.07
Mark R. Schoen..........................     43        1994        1999             3,100               .32
John A. Stiver..........................     52        1986        1998            24,480              2.54
Patricia A. White.......................     50        1989        1998             8,072               .84

------------

(1) As of February 28, 1997.

(2) Prior to June 27, 1996, Prestige Bank, A Federal Savings Bank (the "Savings Bank") was a federal chartered mutual savings bank. The Company is a holding company which was created as part of the conversion of the Savings Bank to a stock chartered savings bank. As part of the conversion the then directors of the Savings Bank were selected as directors of the Company.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(4) Beneficial ownership as of the Voting Record Date.

(5) Excludes stock options to purchase shares of Common Stock pursuant to the Stock Option Plan, the granting of which are subject to stockholder approval of the plan and are not exercisable within 60 days of the Voting Record Date. See "Proposal II--Approval of Stock Option Plan."

(6) Excludes shares of Common Stock proposed to be awarded under the Recognition and Retention Plan and Trust. See "Proposal III--Approval of the Recognition and Retention Plan and Trust."

(7) Excludes shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Savings Bank. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Messrs. Zyla, Stiver and Hein to serve as the ESOP administrative committee ("ESOP Committee") and Messrs. Zyla and Stiver will serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board of Directors instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of March 20, 1997, 2568 shares have been allocated under the ESOP to participant accounts.

DIRECTOR AND EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION

     Set forth below is information with respect to the principal occupations during the last five years for the directors and executive officers of the Company and the Savings Bank.

     MARTIN W. DOWLING is the president and owner of Jefferson Hills Real Estate, Inc. He is also President of Martin W. Dowling, Inc., a building and remodeling company, and President of Town Hall Estates, Inc., and Meadow Green Corp., both companies being in the business of real estate development. Mr. Dowling also serves as director of Jefferson Hospital and other healthcare-related organizations.

     JAMES M. HEIN is the Chief Financial Officer of the Savings Bank and has performed as such since January 1996. Prior to that time Mr. Hein acted as the controller of the Savings Bank. In connection with the formation of the Company and the conversion of the Savings Bank, Mr. Hein was appointed the controller of the Company.

     MICHAEL R. MACOSKO is a pharmacist with Thrift Drug, Inc., and has performed as such since 1995. From 1974 until 1995 he was pharmacist, owner and President of Woody's Drug Store, Inc.

     CHARLES P. MCCULLOUGH is an attorney and a special shareholder with Tucker Arensberg, P.C., and has performed as such since November of 1995. Prior to his employment by Tucker Arensberg, P.C., Mr. McCullough was a solo practitioner attorney at law. During 1991 and 1992 Mr. McCullough acted as Vice President and general counsel of Navarra Insurance Services, Inc., a property and casualty insurance agency and continued in the same position with a successor insurance agency, T. M. Warwick & Co.

     MARK R. SCHOEN is an Assistant Vice President of Product Development for Federated Investors, a mutual fund company, and has performed as such since 1992. From 1990 until 1992 he worked for Mellon Bank, N.A., as an Assistant Vice President and as a technical manager of automation products from their Backroom Systems Group.

     JOHN A. STIVER is a self employed certified public accountant since 1980. He is also President and owner of C & J Leasing Co., an equipment leasing company and of Miller's Mini Storage, Inc. In addition, he is also President of Chirp, Inc., which supplies equipment to chiropractors.

     PATRICIA A. WHITE is the Executive Vice President of the Savings Bank, and has performed as such since 1989. She is also the Corporate Secretary of the Savings Bank and has performed as such since 1986. Her main duties include oversight of the marketing, compliance, security and loan origination areas of the Savings Bank. In connection with the formation of the Company and the conversion of the Savings Bank, Ms. White was appointed Treasurer and Secretary of the Company.

     ROBERT S. ZYLA is the President, Chief Executive Officer and Treasurer of the Savings Bank. Mr. Zyla was appointed President of the Savings Bank in 1989. Mr. Zyla received the title of Chief Executive Officer and Treasurer of the Savings Bank in 1995. In connection with the formation of the Company and the Conversion of the Savings Bank, Mr. Zyla was appointed the President of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE SAVINGS BANK

     The Board of Directors of the Company meets on a monthly basis. Special meetings of the Board of Directors may be called by the President of the Company, its Chairman of the Board or by a majority of the directors of the Corporation. During the fiscal year ending December 31, 1996, the Board of Directors met 10 times. No director of the Company attended fewer than 90% of the total number of board meetings or committee meetings during this period. The Board of Directors of the Company has established an executive committee, an audit committee and a compensation committee.

     Executive Committee of the Company. The Executive Committee consists of Ms. White and Messrs. Zyla, Stiver, Hein and McCullough. The Executive Committee addresses policy issues of the Company which arise between meetings of the Board of Directors of the Company. The Executive Committee met one time during 1996.

     Audit Committee of the Company. The Audit Committee consists of Messrs. Stiver (Chairman), Macosko, Schoen and McCullough. The Audit Committee recommends engagement of the external auditors of the Company and the Savings Bank and reviews the audit reports of the external auditors. The Audit Committee met two times during 1996.

     Compensation Committee of the Company. The Compensation Committee consists of Messrs. Stiver, Dowling, Macosko, Schoen and McCullough. The Compensation Committee sets the level of compensation of the executive officers of the Company and the Savings Bank (other than compensation in the form of stock option and stock compensation awards). The Compensation Committee met one time during 1996.

     The primary business of the Company is conducted through its only subsidiary, Prestige Bank, A Federal Savings Bank (the "Savings Bank"). Each of the directors of the Company is also a director of the Savings Bank. The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President, the Chairman of the Board of Directors or a majority of the directors of the Savings Bank. During the fiscal year ended December 31, 1996, the Board of Directors met 13 times. No director attended fewer than 90% of the total number of board meetings or committee meetings on which he or she served that were held during this period. The Board of Directors of the Savings Bank has established the following committees:

     Loan Committee of the Savings Bank. The Loan Committee consists of Ms. White and Messrs. Zyla, Stiver, Dowling and McCullough. The Loan Committee has the authority to approve loans up to $250,000. The Loan Committee met 24 times during 1996.

     Audit Committee. The Audit Committee consists of Messrs. Stiver (Chairman), Macosko, Schoen and McCullough. Prior to the conversion of the Savings Bank to a stock chartered institution, the Audit Committee recommended the engagement of the Savings Bank's external auditors and reviewed their audit reports. The Audit Committee met 1 time during 1996. After the conversion the Audit Committee of the Savings Bank was disbanded and the role of the committee was assumed by the Audit Committee of the Company.

     Investment and the Asset and Liability Committees of the Savings Bank. The Investment and the Asset and Liability Committees each consists of Messrs. Zyla, Stiver, and Hein. These Committees meet back to back. The Investment Committee has the authority to approve investments in securities eligible for purchase by a savings association up to $5 million and makes recommendations to the full board of directors with respect to investment policies and investments in excess of $5 million. The Asset and Liability Committee reviews the interest bearing liabilities of the Savings Bank against the interest earning assets of the Savings Bank and operates to manage the interest rate risk of the Savings Bank. The Investment and the Asset and Liability Committees each met 11 times during 1996.

     Asset Classification Committee of the Savings Bank. The Asset Classification Committee consists of Messrs. Zyla, Stiver and Hein. The Asset Classification Committee reviews the Savings Bank's loan portfolio to determine the classification of loans which are past due. The Asset Classification Committee met 12 times during 1996.

     Marketing/Community Reinvestment Act Committee of the Savings Bank. The Marketing/Community Reinvestment Act Committee consists of Ms. White and Messrs. Dowling, Schoen and Macosko. The Committee oversees the Savings Bank's marketing efforts and monitors its compliance with the Community Reinvestment Act. The committee met 2 times during 1996.

     In addition to the committees described above, the Savings Bank also has a Facilities Committee which consist of members of the Board of Directors of the Savings Bank and/or other members of senior management and which meets as required. In connection with the conversion of the Savings Bank from a mutual chartered savings bank to a stock chartered savings bank (the "Conversion"), the Board of Directors of the Savings Bank created a Conversion Committee which committee has since been disbanded.

DIRECTOR'S COMPENSATION

     All directors of the Savings Bank are paid a $500 monthly fee. There are no separate board of directors fees for the monthly meeting of the Company. In addition, all outside directors received $125 for each committee meeting of the Company or the Savings Bank attended during 1996. All outside directors will receive $150 for each committee meeting of the Company or the Savings Bank they attend during 1997. In addition, the Chairman of the Board of Directors of the Savings Bank received additional monthly compensation of $2,500 for the fiscal year ending 1996 for his services as chairman of the Board of Directors. For the fiscal year ending December 31, 1997, the Chairman of the Board of Directors will receive a monthly stipend of $8,000. The Chairman of the Board of Directors will receive no separate fee for attendance at board meetings or committee meetings for separate board meetings and committee meetings. The aggregate amount of fees paid to the directors for the year ended December 31, 1996 for all board and committee meetings of the Company and the Savings Bank was $91,750.

     The Board of Directors of the Company has adopted a stock option plan and a stock incentive plan for the fiscal years ending December 31, 1997 and thereafter. Under these plans the non-employee directors will be awarded stock options and stock on a formula basis. See Proposals II and III for a summary of the material terms of these plans. Each of the plans is attached hereto as Exhibit A and Exhibit B respectively.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth a summary of certain information concerning the compensation paid by the Company and Savings Bank for services rendered in all capacities during the year ended December 31, 1996 to the President of the Company and the President and Chief Executive Officer of the Savings Bank. No executive officer of the Company or the Savings Bank received total compensation during the fiscal year exceeding $100,000.

                         SUMMARY COMPENSATION TABLE(1)

                                              ANNUAL COMPENSATION
                                          ---------------------------     OTHER ANNUAL         ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR(2)    SALARY     BONUS    COMPENSATION(3)    COMPENSATION(4)
      ---------------------------         -------    -------    -----    ---------------    ---------------
Robert S. Zyla, President of the.......     1996     $84,000     $0           $0                $6,500
Company and Chief Executive                 1995     $79,235     $0           $0                $6,000
Officer of the Savings Bank                 1994     $74,750     $0           $0                $6,400

------------

(1) For the year 1996, 1995 and 1994 neither the Company nor the Savings Bank had in place any stock options, stock incentive, stock appreciation rights or long-term incentive plans that would fall under the category of long-term compensation, awards, payout, restrictive stock awards or options/SAR for separate presentation.

(2) For each of 1996, 1995 and 1994 all compensation of Mr. Zyla was paid by the Savings Bank.

(3) Does not include amounts attributable to miscellaneous benefits received by Mr. Zyla. In the opinion of management of the Company the costs to the Company of providing such benefits to Mr. Zyla during the years ended December 31, 1996, 1995 and 1994 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for Mr. Zyla.

(4) This amount includes fees of $6,500, $6,000 and $6,400 paid for service as a member of the board of directors of each of the Company and/or the Savings Bank for the years ending December 31, 1996, 1995 and 1994 respectively. This amount includes contributions of $0, $0 and $0 paid by the Company or the Savings Bank to defined contribution plans of the Company and the Savings Bank for the account of Mr. Zyla for the years ending December 31, 1996, 1995 and 1994 respectively. This amount includes payments of $10,591, $17,929 and $17,510 by the Company or the Savings Bank to defined benefit plans which are based on the services of Mr. Zyla for the years ending December 31, 1996, 1995 and 1994. This amount included $4,024 for the year ending December 31, 1996, which is the fair market value of the stock of the Company as of the date of allocation of such stock from the ESOP share suspension account to the account maintained by the ESOP for Mr. Zyla.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation of the executive officers of the Company Savings Bank is set annually by the Compensation Committee of the Company. Salaries of the executive officers of the Savings Bank cover for services for both the Savings Bank and the Company. There is no separate salary for service as an officer of the Company. During the fiscal year ended December 31, 1996, the Compensation Committee of the Company consisted of Messrs. Stiver, Dowling, Macosko, McCullough and Schoen. Each of these gentlemen participated in setting executive compensation for the officers of the Company and the Savings Bank.

     As of December 31, 1996, John A. Stiver, a director and the Chairman of the Board, and C&J Leasing Co. (of which Mr. Stiver is owner) have borrowings from the Savings Bank with a total aggregate balance of $377,433 at December 31, 1996. The largest aggregate balance during 1996 of Mr. Stiver's loans (and his affiliates) was $115,000. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These extensions do not involve more than the normal risk of collectability or present other unfavorable features. Mr. Stiver also leases space from the Savings Bank for his offices at an annual rental of $11,100, which management believes is comparable to rates chargeable to unrelated third parties for rentals of similar space. Please see "Director's Compensation" above for the fees earned by Mr. Stiver as a director and as the Chairman of the Board.

     In addition, Mr. Stiver has prepared the federal and state tax returns and filings of the Company and the Savings Bank and during 1996 received fees of $4,950 for this service. Mr. Stiver has also been retained to prepare the federal and state tax returns and filings of the Company and the Savings Bank due during 1997 and will receive a fee not to exceed $6,000 for these services. Management believes this fee for tax preparation services is comparable to rates charged by unrelated third parties for comparable services.

     As of December 31, 1996, the Savings Bank had committed to make an additional loan to Mr. Stiver in an amount not to exceed $93,300. This loan commitment was made in the ordinary course of business of the Savings Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These extensions do not involve more than the normal risk of collectability or present other unfavorable features.

     Charles P. McCullough, a director of the Savings Bank, is an attorney and a special shareholder with the law firm of Tucker Arensberg, P.C., which has been retained by the Savings Bank and the Company with respect to certain legal matters on an ongoing basis. The Company and the Savings Bank expect this relationship to continue.

     Dowling, Inc., (which is owned by Martin W. Dowling) had borrowings from the Savings Bank with a total balance of $20,159 at December 31, 1996. The largest balance outstanding during 1996 of loans to Dowling, Inc., was $20,159. At December 31, 1996, the Savings Bank had extended to Dowling, Inc., a total credit line of $25,000 of which $20,159 was drawn down as reported above. This credit line was made available in the ordinary course on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. This extension of credit does not involve more than the normal risk of collectability or present other unfavorable features.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The salaried executive officers of the Company and the Savings Bank consist of Mr. Robert S. Zyla (President of the Company and Chief Executive Officer, President and Treasurer of the Savings Bank), Mr. James M. Hein (Controller of the Company and Chief Financial Officer of the Bank) and Ms. Patricia A. White (Treasurer and Secretary of the Company and Executive Vice President and Secretary of the Savings Bank). The salary of Messrs. Zyla and Hein and Ms. White are set at the Savings Bank level. No separate salary is paid for service as an officer of the Company.

     The Board of Directors of the Savings Bank meets annually to review compensation paid to senior management. Mr. Zyla and Ms. White abstain from board discussion of executive compensation. The Board of Directors of the Savings Bank reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Savings Bank market area, including institutions with total assets of less than $150 million. Although the Board of Directors of the Savings Bank does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Savings Bank, the Board of Directors of the Savings Bank does consider the overall profitability of the Savings Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Savings Bank over the past year are also evaluated.

     Mr. Robert S. Zyla, President and Chief Executive Officer of the Savings Bank, received an increase in his base salary from $79,235, the base salary for the fiscal year ending December 31, 1995, to $84,000, the base salary for the fiscal year ending December 31, 1996. For the fiscal year ending December 31, 1997 the Board of Directors of the Savings Bank has set the base salary for Mr. Zyla at $88,000. The Compensation

Committee does not consider corporate performance in its determination but only compensation by comparable companies adjusted by an evaluation of the officer's performance.

     The base salaries of Ms. White and Mr. Hein have risen from $50,350 and $42,130 respectively for the fiscal year ending December 31, 1995 to $60,000 and $50,000 for the fiscal year ending December 31, 1996. The Board of Directors of the Savings Bank has set the base salary of Ms. White and Mr. Hein at $63,600 and $60,000 for the fiscal year ending December 31, 1997. In addition, Mr. Zyla, Ms. White and Mr. Hein will be awarded stock options and restricted stock under the Stock Option Plan and the Recognition Plan upon stockholder approval of such Plans. See "Proposal II--Approval of Stock Option Plan" and "Proposal III--Approval of Recognition and Retention Plan and Trust." The Board of Directors will consider the annual compensation paid to executive officers of financial institutions in the Commonwealth of Pennsylvania and surrounding states with assets of less than $150 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer in the future.

     Compensation Committee of the Company:

              John A. Stiver
              Martin W. Dowling
              Charles P. McCullough
              Michael R. Macosko
              Mark R. Schoen

PERFORMANCE GRAPH

     The following is a graph comparing the Company's cumulative total shareholder returns with the performance of the NASDAQ Stock Market index (US Companies), NASDAQ Financial Stocks index and the stock index for thrift institutions with less than $250 million in assets maintained by SNL Securities LP, in which group the Company is included. For each of the Company and each such index the graph begins with June 27, 1996 (the first day of trading of the Company's Common Stock) and ends on February 14, 1997.


                                                   TOTAL RETURN PERFORMANCE
----------------------------------------------------------------------------------------------
                                                            INDEX
                                   ------------------------------------------------------------

                                   Prestige      Nasdaq Total     Nasdaq Fi-       SNL $250M
Period Ending                    Bancorp, Inc.      Return       nancial Index   Thrift Index

6/27/96                             100.00          100.00          100.00          100.00
7/31/96                             100.00           91.09           97.43           97.92
8/30/96                             106.25           96.20          103.78          101.00
9/30/96                             120.00          103.56          108.47          104.21
10/31/96                            122.50          102.43          111.90          104.39
11/30/96                            135.00          108.77          119.07          107.39
12/21/96                            135.00          108.65          120.38          108.64
1/31/97                             140.00          116.14          126.44          112.53
2/14/97                             150.00          115.08          132.77          115.31

     The Company did not pay any dividends during the year ended December 31, 1996. The Board of Directors of the Company declared a $.03 per share dividend for the holders of the Common Stock of record as of March 1, 1997 and payable on March 21, 1997. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trend. The Company does not make or endorse any predictions as to future stock performance.

EMPLOYMENT AGREEMENTS

     In connection with the Conversion, the Company and the Savings Bank (the "Employers") entered into employment agreements with each of Mr. Zyla, Ms. White and Mr. Hein (individually the "Executive" and collectively the "Executives"). Under the employment agreements, the Employers employed each of the Executives for a term of two years, in each case in their current respective positions. The term of each Executive's employment agreement shall be extended annually for an additional one-year period such that at any time the remaining term of the agreement will be from one to two years, unless, not less than 30 days prior to the annual anniversary date, a determination not to extend the agreement is made by either the Company or the Savings Bank or the Executive, or unless the Executive's employment with the Employers has been previously terminated.

     Each of the employment agreements shall be terminable with or without cause by the Employers. The Executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that for the remaining term of the employment agreement the Executive may be entitled to supplemental disability benefits upon termination of employment due to disability. In the event that (1) the Executive terminates his or her employment (a) because of failure of the Employers to comply with any material provision of the employment agreement, or (b) for "good reason", as defined in the employment agreement as a result of certain adverse actions which are taken with respect to the Executive's employment following a Change in Control of the Company, including without limitation, (i) a change in the Executive's title or duties by the Employers, (ii) a reduction in the Executive's base salary or fringe benefits; or (iii) a relocation of the principal executive office of the Employers outside of the Pittsburgh, Pennsylvania area, or (2) prior to a Change in Control the employment agreement is terminated by the Employers without cause, or for other than the disability, retirement or death of the Executive, the Executive, or in the event of the Executive's death, his beneficiary or estate, will be entitled to the continuation of the base salary and certain fringe benefits that the Executive was receiving at the time of such termination for the remaining term of the agreement (approximately one to two years). In the event that following a Change in Control the employment agreement is terminated by the Employers without cause, or for other than the disability, retirement or death of the Executive, for purposes of determining the duration of severance pay the remaining term of the agreement will be extended for a period of one year and the Executive, or in the event of the Executive's death, his beneficiary or estate, will be entitled to the continuation of the base salary and certain fringe benefits that the Executive was receiving at the time of such termination for the remaining extended term of the agreement (approximately two to three years). Under such circumstances and based upon current levels of Executive base salary, base salary and fringe benefits would continue for a period not to exceed three years and one month, resulting in a maximum base salary continuation benefit to the three Executives of $728,641 in the aggregate assuming all three Executives were entitled to base salary continuation benefits, payable over approximately 37 months.

     A Change in Control is generally defined in the employment agreement to include any change in control of the Company required to be reported under the Federal securities laws, as well as (i) the acquisition, directly or indirectly, by any person of 25% or more of the combined voting power of the Company's then outstanding securities or (ii) a change in a majority of the directors of the Company during any period of two consecutive years without the approval of at least two-thirds of the persons then still in office who were directors of the Company at the beginning of such period.

     Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for Federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for Federal income tax purposes.

BENEFITS

  DEFINED BENEFIT PLAN AND TRUST

     The Savings Bank has a defined benefit pension plan and trust ("Defined Benefit Plan") covering substantially all of its employees. After the Conversion, the Company joined as a participant in this Defined Benefit Plan. The benefits are based on years of service and employees' compensation. Employees of the Savings Bank are eligible to participate in the Defined Benefit Plan after one year of service and attainment of age 21. In general, the Defined Benefit Plan provides for benefits to a participant payable monthly upon normal retirement at age 65 (or, if later, the 5th anniversary of the participant's original date of participation) in an amount equal to 2% of the participant's average monthly compensation multiplied by the participant's first 20 years of benefit service, plus 1% of such average monthly compensation multiplied by the participant's next 10 years of benefit service. Years of benefit service are limited to 30 years. Average monthly compensation is the average monthly compensation paid to the participant over the three consecutive plan years of service which produce the highest average during the 10 years preceding the participant's retirement, death or termination of employment. Compensation means the total earnings received by the participant from the Savings Bank and the Company which are subject to Federal income tax, including salary deferrals made on behalf of a participant to the Code Section 401(k) Plan maintained by the Savings Bank and the Company. A participant may elect to retire early (and receive a reduced monthly benefit) on or after the participant has attained the age of 60 and has provided 20 continuous years of service. Alternatively, a participant may elect a late retirement and receive an adjusted benefit. A year of service is any year in which an employee works a minimum of 1,000 hours. Under the Defined Benefit Plan, a participant's benefits are fully vested after five years of service. In addition, a participant's benefits are fully vested upon the participant attaining the normal retirement age of 65 or provided the participant is still employed by the Savings Bank and the Company, upon the participant attaining the early retirement age of 60 and having been employed by the Savings Bank and the Company for at least 20 consecutive years.

     Payment of benefits under the Defined Benefit Plan generally will be made in the form of a guaranteed annuity payable monthly for as long as the participant lives. If the participant dies before receiving 120 monthly payments, the remainder of the 120 payments will be paid to the participant's designated beneficiary. The automatic form of benefit is a life annuity to an unmarried participant and a qualified joint and survivor annuity to a married participant, although alternative forms of benefits are available. The Defined Benefit Plan also provides a qualified pre-retirement survivor annuity and a pre-retirement death benefit in the event of death of the participant prior to retirement.

     The following table illustrates annual pension benefits for retirement at age 65 under various levels of compensation and years of service. The figures in the table assume that the Defined Benefit Plan continues in its present form and that the participants elect a straight life annuity form of benefit.

 THREE YEAR                               YEARS OF CREDITED SERVICE
   ANNUAL        ---------------------------------------------------------------------------
  AVERAGE        15 YEARS OF     20 YEARS OF     25 YEARS OF     30 YEARS OF     35 YEARS OF
COMPENSATION       SERVICE         SERVICE         SERVICE         SERVICE         SERVICE
------------     -----------     -----------     -----------     -----------     -----------
  $ 20,000         $ 6,000         $ 8,000         $ 9,000         $10,000         $10,000
  $ 30,000         $ 9,000         $12,000         $13,500         $15,000         $15,000
  $ 40,000         $12,000         $16,000         $18,000         $20,000         $20,000
  $ 50,000         $15,000         $20,000         $22,500         $25,000         $25,000
  $ 60,000         $18,000         $24,000         $27,000         $30,000         $30,000
  $ 70,000         $21,000         $28,000         $31,500         $35,000         $35,000
  $ 80,000         $24,000         $32,000         $36,000         $40,000         $40,000
  $ 90,000         $27,000         $36,000         $40,500         $45,000         $45,000
  $100,000         $30,000         $40,000         $45,000         $50,000         $50,000
  $125,000         $37,500         $50,000         $56,250         $62,500         $62,500

     At December 31, 1996, Mr. Zyla, Ms. White and Mr. Hein had 29, 31 and 10 years, respectively, of credited service under the Defined Benefit Plan. The credited earnings for Mr. Zyla are approximately the same as the salary and bonus set forth in the summary compensation table. Benefits under the Defined Benefit Plan are computed on the basis of straight-life annuity with 120 guaranteed payments. The benefits listed in the Pension Plan Table are not subject to any deduction for Social Security benefits.

     For the years ended December 31, 1996, 1995 and 1994 the Defined Benefit Plan funding payments amounted to $62,121, $97,007 and $96,400, respectively. For additional information about the Defined Benefit Plan, see Note 12 of the Notes to the Financial Statements set forth in the 1996 Annual Report to Stockholders.

  401(K) PLAN AND TRUST

     Effective January 1, 1994 the Savings Bank adopted a 401(k) profit sharing plan and trust (the "401(k) Plan") covering substantially all of its employees. The Company joined the Savings Bank as a participant in this plan during 1996. The 401(k) Plan has no age or service requirements as a condition of eligibility to participate in the 401(k) Plan. In general, the 401(k) Plan allows each participant through a salary reduction arrangement to elect to have his or her compensation paid by the Savings Bank during the plan year reduced by up to 10%, subject to certain limitations, and contributed to the 401(k) Plan. Starting in 1997 a participant's compensation may only be reduced by 7% with such reduction contributed to the 401(k) Plan. A participant's compensation includes his or her W-2 compensation and other compensation which is not currently includable in the participant's gross income by reason of Code Sections 125, 401(a)(8), 402(h)1)(B), or 403(b) (the "Compensation"). The Savings Bank may make matching contributions on behalf of all participants equal to a discretionary percentage, to be determined by the Savings Bank, of the participant's elective salary reduction. In addition, the Savings Bank may make a discretionary contribution which is not limited to its current or accumulated net profit, to be allocated in the same proportion as each participant's Compensation bears to the total of such Compensation for all participants. All employer contributions are discretionary, and not mandatory. Participants are provided with the opportunity to direct the investment of their account balances in the 401(k) Plan through one or more investment funds. Contributions made by a participant through a salary reduction arrangement are credited to a participant's elective account, are fully vested when made and cannot be forfeited for any reason. Employer contributions, if any, are credited to an employer contribution account for each participant. A participant is fully vested in the employer contribution account after five years of credited service with the Savings Bank or the Company. If the participant terminates employment for any reason other than normal retirement at age 65, late retirement, death or total and permanent disability, any amount in the employer contribution account which is not vested will be forfeited. There are no provisions for early retirement benefits or pre-retirement distributions. Withdrawals from a participant's elective account are not permitted except in the event of normal retirement at age 65, disability, termination of employment or a specified hardship. Distributions of benefits under the 401(k) Plan will be made in a cash lump sum payment. For the years ended December 31, 1996, 1995 and 1994 the Savings Bank made no matching or other discretionary contributions to the 401(k) Plan. The Company made no contribution to the 401(k) Plan for the year ending December 31, 1996.

  EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     In connection with the Conversion, the Company established an employee stock ownership plan (the "ESOP") for employees of the Company and the Savings Bank. Substantially all employees of the Company and the Savings Bank will be eligible to participate in the ESOP. The ESOP will have no age requirement and a one hour service requirement as a condition of eligibility to participate. The Company has submitted to the Internal Revenue Service an application for a letter of determination as to the tax-qualified status of the ESOP. Although no assurances can be given, the Company expects that the ESOP will receive a favorable letter of determination from the Internal Revenue Service.

     As part of the Conversion, the ESOP borrowed $770,410 from the Company to fund the purchase of 8% of the Common Stock issued in connection with the Conversion. The loan to the ESOP will be repaid principally from the Company's and the Savings Bank's contributions to the ESOP over a period of 15 years, and the collateral for the loan will be the Common Stock purchased by the ESOP and remaining unallocated to participant accounts. The interest rate for the ESOP loan is a fixed rate of 7%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, through the original issuance of additional shares by the Company or through the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

     Shares purchased by the ESOP with the proceeds of the loan will be held by the trustees in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation for the year of allocation. All participants must be employed by the Company or the Savings Bank on the last day of the plan year in order to receive an allocation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year, starting with completion of their third year of credited service, until 100% vesting is achieved after seven years of credited service. For purposes of vesting, credit is given for years of service with the Savings Bank prior to the adoption of the ESOP. A year of credited service will be earned by a participant for each calendar year in which the participant is credited with not less than 1000 hours of service for the Company or the Savings Bank. Prior to the completion of three years of credited service, a participant who terminates employment will not receive any benefit under the ESOP. Participants will become 100% vested in the ESOP upon the attainment of age 65, death, disability or termination of the ESOP. Benefits may be payable upon retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Board of Directors of the Company appointed a committee of Messrs. Zyla, Stiver and Hein administer the ESOP. Messrs. John A. Stiver and Robert S. Zyla will serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will generally be voted by the ESOP trustees in the same ratio on any matter as to those shares for which instructions are given.

  STOCK OPTION PLAN

     The Board of Directors of the Company has recently adopted the Stock Option Plan for the benefit of the directors, officers and key employees of the Company and its subsidiaries. The plan is subject to stockholder approval, and must be submitted to the Office of Thrift Supervision ("OTS") for approval. Stockholder approval of the Stock Option Plan must be achieved prior to submission of the Stock Option Plan to the OTS for approval. See "Proposal II--Approval of Stock Option Plan" for a summary of the material terms of the Stock Option Plan. The Stock Option Plan is attached as Exhibit A hereto.

  RECOGNITION AND RETENTION PLAN AND TRUST

     The Board of Directors of the Company has recently adopted a restricted stock program for the benefit of the directors, officers and key employees of the Company and its subsidiaries. The plan is subject to stockholder approval, and must be submitted to OTS for approval. Stockholder approval of the Recognition Plan must be achieved prior to submission of the Recognition Plan to the OTS for approval. See "Proposal III--Approval of the Recognition and Retention Plan" for a summary of the material terms of the Recognition Plan. The Recognition Plan is attached as Exhibit B hereto.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

     As of December 31, 1996, John A. Stiver, a director and the Chairman of the Board of each of the Company and the Savings Bank, and C&J Leasing Co. (of which Mr. Stiver is owner) have borrowings from the Savings Bank with a total aggregate balance of $377,433 at December 31, 1996. The largest aggregate balance during 1996 of Mr. Stiver's loans (and his affiliates) was $115,000. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These extensions do not involve more than the normal risk of collectability or present other unfavorable features. Mr. Stiver also leases space from the Savings Bank for his offices at an annual rental of $11,100, which management believes is comparable to rates chargeable to unrelated third parties for rentals of similar space.

     In addition, Mr. Stiver has prepared the federal and state tax returns of the Company and the Savings Bank and during 1996 received a fee of $4,950 for this service. Mr. Stiver has also been retained to prepare the federal and state tax returns and filings of the Company and the Savings Bank due during 1997 and will receive a fee not to exceed $6,000 for these services. Management believes this fee for tax preparation services is comparable to rates charged by unrelated third parties for comparable services.

     As of December 31, 1996, the Savings Bank had committed to make an additional loan to Mr. Stiver in an amount not to exceed $93,300. This loan commitment was made in the ordinary course of business of the Savings Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These extensions do not involve more than the normal risk of collectability or present other unfavorable features.

     At December 31, 1996, except for Mr. Stiver, no other director or executive officer, or their affiliates, had aggregate loan balances in excess of $60,000. Other than Mr. McCullough, no such individual, or his or her affiliate, had engaged in any transaction during the year ending December 31, 1996, and is not a party to a present or proposed transaction, with the Company or the Savings Bank with a value in excess of $60,000. The aggregate amount of loans to insiders at December 31, 1996 was $419,236, which constitutes 2.7% of the consolidated equity of the Company and the Savings Bank.

     Charles P. McCullough, a director of the Savings Bank, is an attorney with the law firm of Tucker Arensberg, P.C., which has been retained by the Savings Bank and the Company with respect to certain legal matters on an ongoing basis. The Company and the Savings Bank expect this relationship to continue.

     The Savings Bank retained media services from a company owned by the brother of one of the Savings Bank's officers. The total costs for such services in 1996, 1995 and 1994 were $21,590, $24,765 and $26,320, respectively.

                 PROPOSAL II--ADOPTION OF THE STOCK OPTION PLAN

GENERAL

     The Board of Directors of the Company has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan provides for the grant of incentive stock options ("incentive stock options") intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-incentive or compensatory stock options ("non-incentive stock options"; the incentive stock options and the non-incentive stock options are referred to herein collectively as "Awards" or "options"). If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded from time to time (i) to officers and key employees (excluding non-employee directors) of, and other persons providing services to, the Company, the Savings Bank and certain affiliates participating in the Stock Option Plan (collectively the "Employees"), and (ii) to non-employee directors of the Company, the Savings Bank and certain affiliates participating in the Stock Option Plan. In granting such Awards, (i) incentive stock options may only be granted to Employees, and (ii) non-employee directors are not eligible to receive discretionary Awards, but may only receive non-incentive stock options awarded pursuant to a formula system, as hereinafter described.

DESCRIPTION OF THE STOCK OPTION PLAN

     The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

     Administration. The Stock Option Plan is administered and interpreted by the Board of Directors of the Company. The Board of Directors of the Company has the option to appoint a committee of two or more non-employee directors of the Company (the "Committee") to make recommendations concerning the level of Awards and other administrative issues that arise during the operation of the Stock Option Plan.

     In the administration of the Stock Option Plan no member of the Board of Directors of the Company or the Committee shall be liable for any determination made, with respect to the Stock Option Plan, in good faith. In the event any member of the Board of Directors of the Company or the Committee is a party to or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative, by reason of any actions or inactions concerning the Stock Option Plan the Company will indemnify such individual against all liabilities, expenses and losses incurred in connection with such action, suit or proceeding so long as the actions or inactions were undertaken in good faith with the reasonable belief that such actions or inactions were in the best interest of the Company, the Savings Bank or certain affiliates participating in the Stock Option Plan, and in the case of any criminal proceedings, the individual had no reasonable cause to believe his conduct was unlawful.

     Stock Options to Employees. Under the Stock Option Plan, the Board of Directors of the Company determines which Employees will be granted options, whether such options will be incentive stock options or non-incentive stock options, the number of shares subject to each option, the exercise price of such options, and whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. Each non-incentive stock option and incentive stock option will be evidenced by a stock option agreement. No Employee shall have any rights of a stockholder of the Company, including, without limitation, voting and dividend rights, until shares of Common Stock are issued to him and he becomes the record owner of such shares.

     The per share exercise price of incentive stock options and non-incentive stock options granted to Employees will be at least equal to the fair market value of a share of Common Stock on the date the option is granted. All non-incentive options and incentive options granted to Employees under the Stock Option Plan shall become vested and exercisable at a rate and subject to such limitations as may be determined by the Board at the time of the grant, which vesting rate will be no greater than 20% per year beginning one year from the later of the date the Stock Option Plan is approved by stockholders of the Company or the date of the grant of the Award. No vesting of any unvested options will occur after an Employee's employment with the Company, the Savings Bank or any affiliate participating in the Stock Option Plan is terminated for any reason other than death or disability; provided, however, that, unless the Board of Directors of the Company shall specifically state otherwise at the time an option is granted, all options granted to Employees shall become vested and exercisable in full on the date on which the Employee terminates his employment with the Company, the Savings Bank or any affiliate participating in the Stock Option Plan because of his death or disability. Under certain circumstances, the Awards may be revoked for misconduct.

     Each non-incentive stock option shall be exercisable by the Employee at any time after it vests until the expiration of the term of the non-incentive stock option, as determined by the Board of Directors of the Company at the time of the grant of the Award (which term will not exceed ten (10) years from the date of grant of the Award). In the event of the cessation of employment, death or disability of any Employee who is the recipient of a non-incentive stock option, each vested non-incentive stock option shall be exercisable at any time prior to the date established by the Board of Directors of the Company at the time of the grant or if no such date was set at the time of grant, such date as the Board of Directors of the Company shall establish at the time of termination of employment, death or disability.

     All non-incentive stock options and incentive stock options may be exercised during the Employee's lifetime only by the Employee to whom it was granted, and will not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     Each incentive stock option shall be exercisable by the Employee at any time after it vests until the earlier of the term of the incentive stock option, as determined by the Board of Directors of the Company at the time of the grant of the Award (which term will not exceed ten (10) years from the date of grant of the Award), or three months after the date on which the Employee's employment terminates other than due to death or disability. Upon the death or disability of any Employee who is the recipient of an incentive stock option, such vested incentive stock option shall be exercisable at any time prior to the earlier of
(i) the respective expiration dates of such option, or (ii) the date which is one year after the date of the termination of the Employee's employment due to such death or disability.

     In the case of an incentive stock option granted to an Employee who owns more than 10% of the Common Stock, the exercise price of such stock option shall be at least equal to 110% of the fair market value of a share of Common Stock on the date the option is granted and the term of the incentive stock option shall not exceed five (5) years. The total fair market value (determined at the time of the grant of the Award) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by each Employee during any calendar year (under all incentive stock option plans) shall not exceed $100,000.

     Stock Options to Non-Employee Directors. Under the Stock Option Plan, non-employee directors of the Company, the Savings Bank and certain affiliates participating in the Stock Option Plan will receive non-incentive stock options on a formula basis. If this Proposal II is adopted by the stockholders of the Company on the date of such adoption, each person serving as a non-employee director of the Company or the Savings Bank immediately after the meeting of stockholders of the Company at which Proposal II is adopted shall receive non-incentive stock options for 1,000 shares of Common Stock plus 100 additional shares of Common Stock for each full year of service as a non-employee director of the Savings Bank. Each new non-employee director of the Company, the Savings Bank and each affiliate participating in the Stock Option Plan will receive non-incentive stock options for 1,000 shares of Common Stock upon election to the Board of Directors of the Company, the Savings Bank or any affiliate participating in the Stock Option Plan. Following the annual meeting of the stockholders, each non-employee director of the Company, the Savings Bank and the affiliates participating in the Stock Option Plan will receive non-incentive stock options for 100 shares of Common Stock in consideration for serving as a director, provided that the director elected at the organizational meeting for the new board of directors of the Company as the chairperson of the board of directors of the Company shall be awarded additional non-incentive stock options for 100 shares of Common Stock. Any person serving in the capacity of a non-employee director for more than one corporation participating in the Stock Option Plan (i.e. a person serving as a non-employee director of the Company and the Savings Bank) will be limited to receiving formula awards under the Stock Option Plan with respect to the one directorship that provides the formula award offering the greatest number of shares of Common Stock, and will be prohibited from receiving formula awards with respect to any other directorship.

     24,075 shares of Common Stock will be reserved for purposes of making non-incentive stock option formula awards to non-employee directors under the Stock Option Plan (25% of the shares of Common Stock to be acquired by the Stock Option Plan), and all formula awards are subject to the availability of shares of Common Stock from such reserves, including forfeitures. Each non-incentive stock option formula award will be evidenced by a stock option agreement. No recipient of a non-incentive stock option formula award shall have any rights of a stockholder of the Company, including, without limitation, voting and dividend rights, until shares of Common Stock are issued to him and he becomes the record owner of such shares.

     All formula awards of non-incentive stock options to non-employee directors of the Corporation, the Savings Bank and other affiliates participating in the Stock Option Plan will be granted under the following terms and conditions: (i) the per share exercise price of the non-incentive stock options will be the fair market value of a share of Common Stock on the date the option is granted; (ii) the non-incentive options shall become vested and exercisable at a rate of 20% per year beginning one year from the later of the date the Stock Option Plan is approved by stockholders of the Company or the date of the grant of the Award; provided, however, that all formula award non-incentive stock options granted to non-employee directors shall become vested and exercisable in full on the date on which the non-employee director terminates his service with the Company, the Savings Bank or any affiliate participating in the Stock Option Plan because of his death or disability; (iii) the non-incentive stock option, under certain circumstances, may be revoked for misconduct; (iv) each non-incentive stock option shall be exercisable by the non-employee director at any time after it vests until the earlier of (1) ten (10) years after the date of grant or (2) the third anniversary of the date on which the non-employee director ceases to be a non-employee director; provided, however, that if the non-employee director dies while serving as a non-employee director or within three (3) years following the termination of his service as a non-employee director as a result of disability, retirement or resignation without having fully exercised his vested formula award non-incentive stock options the person to whom his rights under such non-incentive stock options pass by will or by the laws of descent and distribution shall have the right to exercise such non-incentive stock options at any time prior to the earlier of (1) one year after the date of such death or
(2) the expiration dates of such non-incentive stock options; and (iv) any formula award non-incentive stock option may be exercised during the recipient's lifetime only by the recipient to whom it was granted, and will not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     Number of Shares Covered by the Stock Option Plan. A total of 96,302 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. OTS regulations provide that no individual Employee may receive more than 25% of the shares of the Stock Option Plan and non-employee directors may not receive more than 5% of the shares of the Stock Option Plan, individually, or 30% in the aggregate, unless the Regional Director of the OTS permits otherwise. These shares may be acquired through open market purchases, or may be satisfied through the use of authorized but unissued Common Stock. In the event that the total number of shares of the Company outstanding are increased or decreased resulting from a stock split, subdivision or consolidation of shares or other capital adjustment, the number of shares to which any Award relates shall be adjusted proportionately to reflect such increase or decrease in the total number of shares of the Common Stock outstanding. The Company is obligated to reserve or have available sufficient shares of Common Stock to satisfy the Awards outstanding.

     Right of Repurchase and Restrictions on Disposition. The Board of Directors of the Company may include as a term of any incentive stock option or non-incentive stock option (other than formula awards to non-employee directors) the right to repurchase all or part of any amount of shares of Common Stock acquired by an Employee pursuant to the exercise of any options granted under the Stock Option Plan. The repurchase right will provide for, among other things, a specified duration, purchase price per share and restrictions on disposition of the shares by the optionee.

     Modification of Awards. At the discretion of the Board of Directors of the Company, Awards (other than formula Awards) may be modified, including a modification of an Award to renewal, or extend the terms of an option. No modification is permitted if it confers a benefit on a participant which could not be conferred on such participant by a new Award. The Board of Directors of the Company is authorized to cancel an Award and reissue the Award with a lower exercise price so long as the new exercise price is not below the then current fair market value of the stock, except for formula awards of non-incentive stock options.

     Amendment and Termination of the Stock Option Plan. The Board of Directors of the Company by resolution may amend, suspend or terminate the Stock Option Plan. Such action may be taken with or without the approval of the shareholders except that no amendment is permitted without shareholder approval if the terms of such amendment (i) would materially increase (1) the benefits available under the Stock Option Plan or (2) the number of shares of Common Stock committed to the Stock Option Plan, or (ii) would materially modify the eligibility requirements for participation in the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a term of ten years from the earlier of the date of adoption of the Stock Option Plan by the Board of Directors of the Company or the date of ratification or other approval of the Stock Option Plan by the stockholders of the Company. The Board of the Company may grant Awards prior to the effective date of the Stock Option Plan, which Awards will become effective upon the stockholder ratification of the Stock Option Plan. No Awards may be granted after termination of the Stock Option Plan, however, termination of the Stock Option Plan shall not affect any previously granted Awards.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and non-incentive stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to non-incentive stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan would require any charge against earnings under generally accepted accounting principles as specified under APB Opinion No. 25. However, if the Company would adopt new accounting method under SFAS No. 123, then there would be a charge against income to be recorded over the vesting period. See page 17 of the Annual Report for additional discussion. In certain circumstances, shares issuable pursuant to outstanding options under the Stock Option Plan would be considered outstanding for purposes of calculating earnings per share.

     Stockholder Approval. No Awards will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders and the OTS. Stockholder ratification of the Stock Option Plan will satisfy certain OTS, NASDAQ market listing and tax requirements.

     Awards to be Granted. The Board of Directors of the Company adopted the Stock Option Plan and approved the grant of non-incentive stock options and/or incentive stock options to officers and employees of the Company and the Savings Bank and formula award non-incentive stock options to non-employee directors thereof. The options shall be effective upon stockholder approval of the Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of such approval. The following table sets forth certain information with respect to such grants.

                                                                   NUMBER OF SHARES
                                                                      SUBJECT TO         NUMBER OF SHARES
                                                                    NON-INCENTIVE          SUBJECT TO
              NAME OF INDIVIDUAL OF                                      STOCK           INCENTIVE STOCK
                 PERSONS IN GROUP                      TITLE            OPTIONS               OPTION
              --------------------                     -----       ---------------       ----------------
Robert S. Zyla....................................   President          12,038                12,038
All executive officers as a group (3 persons).....      --              26,483                26,483
All non-employee directors as a group (5
  persons)........................................      --              24,075                     0
All employees, not including executive officers,
  as a group......................................      --                   0                19,260

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE STOCK OPTION PLAN.

                         PROPOSAL III--ADOPTION OF THE
              MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST

GENERAL

     The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company, the Savings Bank and certain affiliates participating in the Recognition Plan who are selected by the Board of Directors of the Company, as well as non-employee directors of the Company, the Savings Bank and certain affiliates participating in the Recognition Plan will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers and key employees and to non-employee directors as described below.

DESCRIPTION OF THE RECOGNITION PLAN

     The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Exhibit B.

     Administration. The Recognition Plan is administered and interpreted by the Board of Directors of the Company. The Board of Directors of the Company has the option to appoint a committee of two or more non-employee directors of the Company (the "Committee") to make recommendations concerning the award of Common Stock under the Recognition Plan and other administrative issues that arise during the operation of the Recognition Plan. The Board of Directors of the Company shall from time to time appoint trustees to hold and manage the property of the trust created pursuant to the Recognition Plan. The Board of Directors of the Company has initially chosen John A. Stiver and Robert S. Zyla to act as trustees for the Recognition Plan.

     In the administration of the Recognition Plan no member of the Board of Directors of the Company or the Committee and none of the Trustees shall be liable for any determination made, with respect to the Recognition Plan, in good faith. In the event any member of the Board of Directors of the Company or the Committee or any of the Trustees is a party to or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative, by reason of any actions or inactions concerning the Recognition Plan the Company will indemnify such individual against all liabilities, expenses and losses incurred in connection with such action, suit or proceeding so long as the actions or inactions were undertaken in good faith with the reasonable belief that such actions or inactions were in the best interest of the Company, the Savings Bank or certain affiliates participating in the Recognition Plan, and in the case of any criminal proceedings, the individual had no reasonable cause to believe his conduct was unlawful.

     Grants. Under the Recognition Plan, the Board of Directors of the Company determines when awards of Common Stock will be made to officers and key employees of the Company, the Savings Bank and certain affiliates participating in the Recognition Plan, which officers and key employees will be awarded Common

Stock and the number of shares subject to each award. Awards under the Recognition Plan to officers and key employees are at the complete discretion of the Board of Directors of the Company.

     Non-employee directors of the Company, the Savings Bank and certain affiliates participating in the Recognition Plan will receive awards of Common Stock on a formula basis. If this Proposal III is adopted by the stockholders of the Company, on the date of such adoption each non-employee director of the Company and each non-employee director of the Savings Bank serving as a director of the Company or the Savings Bank immediately after the meeting of stockholders of the Company at which Proposal III was adopted shall receive awards in amount of 1,000 shares of Common Stock plus 100 additional shares of Common Stock for each full year of service as a non-employee director of the Savings Bank. Each new non-employee director of the Company, the Savings Bank and each affiliate participating in the Recognition Plan will receive an award of 1,000 shares of Common Stock upon election to the Board of Directors of the Company, the Savings Bank or any affiliate participating in the Recognition Plan. Following the annual meeting of the stockholders, each non-employee director of the Company, the Savings Bank and the affiliates participating in the Recognition Plan will receive an award of Common Stock of 100 shares in consideration for serving as a director, provided that the director elected at the organizational meeting for the new board of directors of the Company as the chairperson of the board of directors of the Company shall be awarded an additional 100 shares of Common Stock. Any person serving in the capacity of a non-employee director for more than one corporation participating in the Recognition Plan (i.e. a person serving as a non-employee director of the Company and the Savings Bank) will be limited to receiving formula awards under the Recognition Plan with respect the one directorship that provides the formula award offering the greatest number of shares, and will be prohibited from receiving awards with respect to any other directorship. 9,630 shares of Common Stock will be reserved for purposes of making formula awards under the Recognition Plan (25% of the shares of Common Stock to be acquired by the Recognition Plan), and all formula awards are subject to the availability of shares of Common Stock from such reserves, including forfeitures.

     Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock to be earned and unrestricted over a five-year period at a rate of 20% per year, beginning one year from the later of the date the Recognition Plan is approved by stockholders of the Company or the date of the grant of the award. If the employment or service of a recipient is terminated prior to the fifth anniversary of the date of the grant of the award for reasons other than death or disability, the recipient will forfeit all rights to the awarded but unearned shares. All shares subject to an award held by a recipient whose employment with or service to the Company, the Savings Bank or any affiliate participating in the Recognition Plan terminates due to death or disability, as defined in the Recognition Plan, shall be deemed to be earned and unrestricted as of the recipient's last day of employment with or service to the Company, the Savings Bank or the affiliate participating in the Recognition Plan and shall be distributed as soon as practicable thereafter; provided, however, that awards shall be distributed in accordance with the Recognition Plan. During the lifetime of the recipient, shares subject to an award may only be earned by and paid to the recipient, provided that shares subject to an award and rights to such shares shall be transferable by a recipient only by will or by the laws of descent and distribution. Under certain circumstances, the Awards may be revoked for misconduct.

     A recipient will be entitled to all voting and other stockholder rights with respect to shares, regardless of whether such shares have been earned and distributed under the Recognition Plan. However, until such shares have been earned and distributed, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. Under the terms of the Recognition Plan, all shares which have been awarded, but not yet been earned and distributed, are required to be voted by the trustees in accordance with the directions of the recipients, and if no direction is provided by the recipient the shares will not be voted by the trustees. The trustees will vote unallocated shares in the same proportion as they receive instructions from recipients with respect to the allocated shares which have not yet been earned and distributed. In the event that a tender offer is made, the trustees shall tender shares held by the trustees which have not been earned and distributed in the same proportion in which a recipient tenders shares which have been earned and distributed. Any cash dividends or stock dividends declared in respect of each share held by the Recognition Plan Trust, whether or not earned and distributed, will be paid by the Recognition Plan Trust as soon as practicable after the Recognition Plan Trust's receipt thereof to the recipient on whose behalf such share is then held by the Recognition Plan Trust.

     Number of Shares Covered by the Recognition Plan. A total of 38,517 shares of Common Stock has been reserved for issuance pursuant to the Recognition Plan, which is 4% of the Common Stock issued in connection with the Conversion. OTS regulations provide that no individual employee may receive more than 25% of the shares of the Recognition Plan and non-employee directors may not receive more than 5% of the shares of the Recognition Plan, individually, or 30% in the aggregate, unless the Regional Director of the OTS permits otherwise. These shares may be acquired through open market purchases, or may be satisfied through the use of authorized but unissued Common Stock. In the event that the total number of shares of the Company outstanding are increased or decreased resulting from a stock split, subdivision or consolidation of shares or other capital adjustment, the number of shares to which any Award relates shall be adjusted proportionately to reflect such increase or decrease in the total number of shares of the Common Stock outstanding. The Company is obligated to reserve or have available sufficient shares of Common Stock to satisfy the awards outstanding.

     Amendment and Termination of the Recognition Plan. The Board of Directors of the Company by resolution may amend, suspend or terminate the Recognition Plan. Such action may be taken with or without the approval of the stockholders except that no amendment is permitted without stockholder approval if the terms of such amendment (i) would materially increase (1) the benefits available under the Recognition Plan or (2) the number of shares of Common Stock to be awarded under the Recognition Plan, or (ii) would materially modify the eligibility requirements for participation in the Recognition Plan. Unless sooner terminated, the Recognition Plan shall continue in effect for a period of ten years from the effective date, which is April 23, 1997, the date the Recognition Plan was adopted by the stockholders of the Company. Termination of the Recognition Plan shall not affect any previously granted Awards.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares are earned and unrestricted. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. For accounting purposes, the Company would recognize compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest based on the market value of the awards. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant becomes non-forfeitable.

     Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will satisfy certain OTS, NASDAQ market listing and tax requirements.

     Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and approved the grant of shares to officers and key employees of the Company and the Savings Bank and non-employee directors thereof. The awards shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

                  NAME OF INDIVIDUAL OR NUMBER OF                             NUMBER OF SHARES
                         PERSONS IN GROUP                          TITLE          AWARDED
     ---------------------------------------------------------   ---------    ----------------
     Robert S. Zyla...........................................   President          7,200
     All executive officers as a group (3 persons)............      --             21,184
     All non-employee directors as a group (5 persons)........      --              9,630
     All employees, not including executive officers, as a
       group..................................................      --              7,704

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST.

              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS

     Arthur Andersen LLP was the independent public accountant for the Company and the Savings Bank for the 1996 fiscal year. The Board of Directors has approved the selection of Arthur Andersen LLP as its auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Arthur Andersen LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     Neither the rules or regulations of the Securities and Exchange Commission nor the rules of NASDAQ for issues traded through NASDAQ require that the selection of auditors be submitted to stockholders for approval. The selection of auditors is an issue for stockholder approval for companies traded on the New York Stock Exchange. Management believes the selection of auditors is of particular interest to stockholders. Therefore, management desires to present the ratification of auditors to the stockholders of the Company. In the event that the Proposal IV is not approved management will begin to interview public accounting firms for hire as the new independent auditors of the Company.

     RATIFICATION OF THE APPOINTMENT OF THE AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AND SAVINGS BANK'S AUDITORS FOR THE 1997 FISCAL YEAR.

             PROPOSAL V--ADJOURNMENT OF ANNUAL MEETING--IF REQUIRED

     For each proxy solicited hereby, the Company requests authority to vote for an adjournment of the Meeting, if an adjournment is deemed to be necessary. The Company may seek an adjournment of the Meeting for not more than 30 days in order to enable the Company to solicit additional votes in favor of the Stock Option Plan and/or the Recognition and the Company in the event that either proposal has not received the requisite vote of stockholders at the Meeting and has not received the negative votes of the holders of a majority of the Common Stock. If the Company desires to adjourn the Meeting with respect to one or both of the foregoing proposals, it will request a motion that the meeting be adjourned for up to 30 days with respect to such proposal (and solely with respect to such proposal, provided that a quorum is present at the Meeting), and no vote will be taken on such proposal at the originally scheduled Meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained herein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Meeting will continue to be valid for a reconvened Meeting previously adjourned, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for the proposal in question.

     BECAUSE THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED STOCK OPTION PLAN AND RECOGNITION PLAN, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE POSSIBLE ADJOURNMENT OF THE MEETING ON SUCH PROPOSALS UNDER THE

CIRCUMSTANCES DESCRIBED ABOVE. THE HOLDERS OF A MAJORITY OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING WILL BE REQUIRED TO APPROVE A MOTION TO ADJOURN THE MEETING ON SUCH PROPOSALS.

                      FINANCIAL INFORMATION--ANNUAL REPORT

     The audited financial statements of the Company for its fiscal year ended December 31, 1996, prepared in conformity with generally accepted accounting principles, are included in the Company's 1996 Annual Report to Stockholders which accompanies this Proxy Statement. These audited financial statements are incorporated herein by reference. Any stockholder who has not received a copy of the Company's 1996 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company.

     Stockholders may receive without charge a copy of the Company's Annual Report or the Form 10-K filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, for the year ended December 31, 1996, by writing to the Secretary of the Company. Upon written request to the Secretary, the Company will furnish at no cost to any stockholder copies of the exhibits to the Annual Report or the Form 10-K.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

                                 MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained ChaseMellon Shareholder Services, 450 West 33rd Street, 15th Floor, New York, New York as proxy solicitation agent to assist in the solicitation of proxies at a cost not anticipated to exceed $4,500, plus reimbursement of certain incurred expenses. Chase Mellon Shareholder Services may conduct solicitations personally, by mail, telephone, telegraph or other electronic communication.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 710 Old Clairton Road, Pleasant Hills, Pennsylvania 15236, no later than February 22, 1998. Any such proposals shall be subject to the terms of the Articles of Incorporation of the Company and the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. With respect to the meeting of the stockholders of the Company scheduled for April 23, 1997 only, a stockholder of the Company may submit a stockholder proposal for consideration at the annual meeting to be held on April 23, 1997 no later than the close of business on the tenth day following the day on which this Proxy Statement and the Notice of Annual Meeting is mailed. Any such stockholder proposal shall be subject to the terms of the Articles of Incorporation of the Company and applicable law.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    PATRICIA A. WHITE
                                    Patricia A. White
                                    Secretary

Pleasant Hills, Pennsylvania
March 31, 1997

                             PRESTIGE BANCORP, INC.

                             1997 STOCK OPTION PLAN

     Prestige Bancorp, Inc. (the "Corporation") hereby establishes the 1997 Stock Option Plan for non-employee directors, officers and key employees of the Corporation, its wholly owned subsidiary Prestige Bank, Federal Savings Bank (the "Savings Bank"), the Parent and any Subsidiary upon the terms and conditions hereinafter stated in this Plan (the "Agreement").

     1. PURPOSE OF THE PLAN. The Plan shall be known as the Prestige Bancorp, Inc. 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers, directors and key employees of the Corporation, the Savings Bank, the Parent and any Subsidiary to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options", within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, and Non-Incentive Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. DEFINITIONS. As used herein, the following definitions shall apply.

        (a) "Award" means the grant by the Board of an Incentive Stock Option or a Non-Incentive Stock Option or any combination thereof, including a Formula Award, as provided in the Plan.

        (b) "Board" shall mean the Board of Directors of the Corporation, or any successor or Parent corporation thereto.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time. Whenever a reference is made to a particular section of the Code, such reference shall include any successor provisions hereafter enacted.

        (d) "Committee" shall mean the Stock Option Advisory Committee appointed by the Board in accordance with Section 5(a)(ii) of the Plan.

        (e) "Common Stock" shall mean common stock, par value $1.00 per share, of the Corporation, or any successor or Parent corporation thereto.

        (f) "Corporation" shall mean Prestige Bancorp, Inc., or any successor or Parent corporation thereof.

        (g) "Director" shall mean a member of the Board of the Corporation, or any successor or Parent corporation thereto.

        (h) "Disability" shall mean permanent and total disability as such term is defined in Section 22(e)(3) of the Code.

        (i) "Effective Date" shall mean the date specified in Section 15 hereof.

        (j) "Employee" shall mean any person, including an Director, Officer, employed by the Corporation, the Savings Bank, the Parent or any Subsidiary, excluding Non-Employee Directors.

        (k) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended or replaced.

        (l) "Fair Market Value" shall have the meaning ascribed to the term in
Section 8(a)(i) hereof.

        (m) "Formula Award" means the grant of an Award or Awards to Non-Employee Directors pursuant to Section 9(h) hereof.

        (n) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Board pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

        (o) "Non-Employee Director" shall mean any member of the board of directors of the Corporation, the Savings Bank, the Parent or any Subsidiary who is not an Officer, Employee of or otherwise employed by the Corporation, the Savings Bank, the Parent or any Subsidiary.

        (p) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

        (q) "Officer" shall mean an Employee whose position in the Corporation, the Savings Bank, the Parent or any Subsidiary is that of a corporate officer as determined by the board of directors of such corporation.

        (r) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

        (s) "Optioned Stock" shall mean stock subject to an Option or Award granted pursuant to the Plan.

        (t) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

        (u) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code, which, with the consent of the Board, agrees to participate in the Plan.

        (v) "Participant" means any Non-Employee Director and any Officer or key Employee of the Corporation, Savings Bank, the Parent or any Subsidiary or any other person providing a service to the Corporation, the Savings Bank, the Parent or any Subsidiary who is selected by the Board to receive an Award, or who by the express terms of the Plan is granted an Award; provided, however, that a Non-Employee Director may only receive an Award if such Award is a Formula Award.

        (w) "Plan" shall mean the Prestige Bancorp, Inc. 1997 Stock Option Plan.

        (x) "Savings Bank" shall mean Prestige Bank, Federal Savings Bank.

        (y) "SEC" shall mean the Securities and Exchange Commission, or any successor agency or commission.

        (z) "Share" shall mean one share of the Common Stock.

        (aa) "Subsidiary" and "Subsidiaries" shall mean the Savings Bank and any other present or future corporation which would be a direct or indirect "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code, which, with the consent of the Board, agree to participate in the Plan.

     3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 96,302, representing 10% of the Shares issued in the initial stock offering of the Corporation. 72,227 of such Shares shall be allocated to Awards for Officers and Employees and 24,075 of such Shares shall be allocated to Formula Awards for Non-Employee Directors. Such Shares may either be authorized but unissued shares or treasury shares or shares purchased by the Corporation on the open market or from private sources.

     None of such Shares shall be the subject of more than one Award at any time, but if an Option as to any Shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of Shares covered thereby shall again become available for grant under the Plan, as if no Awards had been previously granted with respect to such Shares, in the following manner: (i) Shares with respect to prior Awards to any NonEmployee Director receiving a Formula Award under Section 9(h) shall be made available only for additional Formula Awards to Non-Employee Directors under Section 9(h); and (ii) Shares with respect to prior Awards to an Officer or Employee under Section 8 or
Section 9 (other than Section 9(h)) shall be made available only for additional Awards to Officers and Employees under Section 8 or Section 9 (other than
Section 9(h)).

     4.  VESTING AND EXERCISE.

        (a) General Requirements. Incentive Stock Options and NonIncentive Stock Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by (i) the

Board with respect to Awards other than Formula Awards or (ii) by the provisions of Section 9(h) hereof, provided, however, that such Options (other than Options arising from Formula Awards) shall vest at a rate no greater than twenty (20%) percent a year beginning no earlier than one year from the Effective Date or one year from the date of grant, whichever is later. Notwithstanding the foregoing, no vesting of an Award shall occur on or after an Optionee's employment with the Corporation, the Savings Bank, the Parent and/or any Subsidiary is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Awards are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less. In the case of any Option exercisable within the first six months following the date the Option is granted, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the optionee for the first six months following the date of grant, provided further, however, that in the case of any Option granted prior to the date that this Plan is approved by the requisite vote of the shareholders of the Corporation, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date shareholder approval is received.

        (b) Accelerated Vesting and Exercise Date Upon Death or Disability. Unless the Board shall specifically state otherwise at the time an Award (other than a Formula Award) is granted, all Awards (other than a Formula Award) granted under this Plan shall become vested and exercisable in full on the date an Optionee's employment as an Officer or Employee with the Corporation, the Savings Bank, the Parent and/or any Subsidiary is terminated because of his death or Disability. All Formula Awards granted under this Plan shall become vested and exercisable in full on the date a Non-Employee Director ceases to serve as a Non-Employee Director due to his death or Disability.

     5. ADMINISTRATION OF THE PLAN.

        (a) Role of the Board; Formation of the Advisory Committee. (i) The Plan shall be administered and interpreted by the Board. Subject to any express limitations established by the terms and provisions of this Agreement, the Board shall have all power and authority to administer and interpret the Plan, and may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs in administering and interpreting the Plan. The members of the Board may appoint one of its members to be chairperson of any meetings concerning the administration or interpretation of the Plan (which person need not be the Chairperson of the Board) and any person, whether or not a member of the Board, to be its secretary or agent. Except as expressly limited by the terms and provisions of this Agreement and Rule 16b-3 promulgated by the SEC, the Board shall have plenary authority to administer and interpret the Plan.

           (ii) The Board at its option may create a Stock Option Advisory Committee composed of at least two Non-Employee Directors of the Corporation (the "Committee"). The Board may from time to time request the Committee to make recommendations concerning the grant of Awards to employee Directors, Officers and other key employees and other administrative matters with respect to the Plan. The Board from time to time may remove members from, or add members to, the Committee, provided any such Committee shall consist of at least two or more Non-employee Directors of the Corporation. Subject to any express limitations established by the Board, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The members of the Committee may appoint one of its members to be chairperson and any person, whether or not a member, to be its secretary or agent. The Committee shall report its recommendations to the Board at appropriate times but in no event less than one time per calendar year. The Committee shall have no authority to administer or interpret the Plan. The authority of the Committee shall be strictly limited to providing recommendations concerning Awards to the Board and to providing the Board with such other recommendations concerning other aspects of the Plan as requested by the Board from time to time. The Board shall have the power to reverse or override any recommendation made by the Committee under or with respect to the Plan.

        (b) Powers of the Board. The Board is authorized in its absolute discretion (but only to the extent not contrary to the express provisions of the Plan) to interpret the Plan, to prescribe, amend and rescind rules, regulations and procedures relating to the Plan which may be advisable in its administration and interpretation, to determine the form and content of discretionary Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration and interpretation of the Plan. The authority of the Board in its absolute discretion to prescribe, amend or rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration and interpretation of the Plan, includes, without limitation, rules, regulations and procedures which (i) deal with satisfaction of a Participant's tax withholding obligation, (ii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired, (iii) deal with leaves of absence taken by an Optionee, and (iv) deal with the use of restricted or nonrestricted Common Stock to satisfy an Award. The Board shall act by vote or written consent. A majority of the entire Board shall constitute a quorum and the action of a majority of the members present at any meeting and entitled to vote on such action at which a quorum is present, or acts adopted in writing without a meeting by a majority of the members entitled to vote on such action, shall be deemed the action of the Board. Members of the Board who are eligible for or who have been granted Awards other than Formula Awards, may not vote on any matters affecting the administration or interpretation of the Plan or the grant of Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board). Except as provided in
Section 5(d) hereof, in no event may the Board revoke outstanding Awards without the consent of the Participant. The Board shall maintain records as to all grants of Awards under the Plan.

     Such Officers as shall be designated by the Board, and in the absence of such delegation the President or Chairman of the Board of the Corporation, are each hereby authorized to execute instruments evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants.

        (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto, or of any Award shall be final and conclusive on all persons affected thereby.

        (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested, previously granted or awarded under the Plan to an Optionee who is in the case of an Employee who is discharged from the employ of, or a Non-Employee Director who is removed from service as a Non-Employee Director of, the Corporation, the Savings Bank, the Parent or any Subsidiary for cause, which, for purposes hereof, shall mean termination of employment or removal from service for personal dishonesty, incompetence, gross negligence or willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, the conviction of a felony by a court of competent jurisdiction, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or final cease-and-desist order. Awards granted to a Non-Employee Director who is removed for cause pursuant to the Articles of Incorporation or Bylaws of the Corporation, the Savings Bank, the Parent or any Subsidiary shall terminate as of the effective date of such removal.

        (e) Limitation on Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, the Savings Bank, the Parent and/or any Subsidiary, as applicable, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        (f) Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, including, without limitation, the Office of Thrift Supervision. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such Shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

        (g) Restrictions on Transfer. The Corporation may place a legend upon any certificate representing Shares acquired pursuant to an Award granted hereunder noting that the transfer of such Shares may be restricted by applicable laws and regulations.

     6. ELIGIBILITY.

        (a) General. Awards may be granted to Directors, Officers and key Employees of, and other persons providing services to, the Corporation, the Savings Bank, the Parent or any Subsidiary, provided, however, that Incentive Stock Options may be granted only to, Officers and key Employees of, and other persons providing services to, the Corporation, the Savings Bank, the Parent or any Subsidiary (excluding Non-Employee Directors), and that Non-Employee Directors may receive only Non-Incentive Stock Options in the form of Formula Awards. The Board shall from time to time determine the Officers and key Employees of, and other persons providing services to, the Corporation, the Savings Bank, the Parent and each Subsidiary who shall be granted Awards (other than Formula Awards) under the Plan, the number to be granted to each such Officer, key Employee and other persons (other than Non-Employee Directors) under the Plan, whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options, the exercise price of such Options and all other terms and conditions of such Awards, subject to this Plan. In selecting Participants (other than Non-Employee Directors) and in determining the number of Shares of Common Stock to be granted to each such Officer, key Employee or other Participant (other than Non-Employee Directors) pursuant to each Award granted under the Plan, the Board may consider the nature of the services rendered by each such person, each such person's current and potential contribution to the Corporation, the Savings Bank, the Parent and each Subsidiary and such other factors as the Board may, in its sole discretion, deem relevant. Officers, key Employees or other persons (other than Non-Employee Directors) who have been granted an Award may, if otherwise eligible, be granted additional Awards. Non-Employee Directors shall not be eligible for any discretionary Awards under the Plan.

        (b) Limitations.

           (i) Non-Employee Directors. In no event shall Shares subject to Awards granted to Non-Employee Directors in the aggregate under this Plan exceed, more than 30%, and individually under this Plan exceed more than 5%, of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein.

           (ii) Others. In no event shall Shares subject to Awards granted to any Participant other than Non-Employee Directors exceed, individually, more than 25% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein.

        (c) Formula Awards. Only Non-Employee Directors shall be eligible to receive Formula Awards. The terms and conditions of the Formula Awards are primarily set forth in Section 9(h) hereof. When any other Section of this Agreement is used in connection with Section 9(h) to interpret the application and operation of any Formula Award, each such other Section of this Agreement shall be interpreted to give full accord to Section 9(h) and any provisions of such other Sections of this Agreement which are inconsistent to any provision of
Section 9(h) shall be resolved in favor of, and by giving complete accord and full deference to, the competing provision set forth in Section 9(h).

     7. TERM OF THE PLAN. The Plan shall continue in effect for a term of ten
(10) years from the earlier of the date of adoption of the Plan by the Board or the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Award shall be granted under the Plan after the earlier of ten (10) years from the date of adoption of the Plan by the Board or the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

     8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement, signed by the Corporation and the Optionee, in such form as the Board shall from time to time approve, which shall set forth the total number of Shares of Common Stock to which it pertains, the exercise price, and such other terms, conditions, restrictions and privileges as the Board in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

        (a) Option Price.

           (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than one hundred (100%) percent of the fair market value ("Fair Market Value") of the Common Stock at the time such Incentive Stock Option is granted except as provided in Section 8(a)(ii) hereof. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Board. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

           (ii) In the case of an Employee who owns, directly or indirectly, Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation, the Savings Bank, the Parent or any Subsidiary at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted.

        (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), or at the discretion of the Board, Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. At the discretion of the Board, the Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. All Shares sold under the Plan shall be fully paid and nonassessable, and no Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation. No Optionee shall have any of the rights of a stockholder of the Corporation, including, without limitation, voting and dividend rights, until Shares of Common Stock are issued to him and his name is recorded on the Corporation's stockholder ledger as the holder of record of such Shares.

        (c) Term of Incentive Stock Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation, the Savings Bank, the Parent or any Subsidiary outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

        (d) Exercise Generally. Except as otherwise provided in Section 10 hereof or in any other provisions of this Plan, each Incentive Stock Option shall be exercisable at any time on or after it vests until the earlier of (i) the expiration of the term of the Incentive Stock Option as determined by the Board at the time of the grant and as set forth in the Stock Option Agreement, or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation, the Savings Bank, the Parent and/or any Subsidiary. The Board may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

        (e) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        (f) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8(f).

        (g) Incentive Stock Option Limitation. The aggregate Fair Market Value (determined as of the date the Award is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under this Plan and all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation, the Savings Bank, the Parent or any Subsidiary) shall not exceed $100,000. The Board may grant Awards in excess of the foregoing limitations, provided said Awards shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

     9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS. Subject to the limitations of Section 6(b), Non-Incentive Stock Options may, at the discretion of the Board, be granted to Participants who are Employees and shall, as provided in Section 9(h) hereof, be granted to Non-Employee Directors. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement, signed by the Corporation and the Optionee, in such form as the Board shall from time to time approve, which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, and such other terms, conditions, restrictions and privileges as the Board in each instance shall deem appropriate (other than with respect to Formula Awards the terms and conditions of which are set forth in Section 9(h) hereof), provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement. Each and every Non-Incentive Stock Option granted to Employees and Non-Employee Directors pursuant to the Plan shall comply with and be subject to the following terms and conditions.

        (a) Option Price. The price per Share at which each Non-Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Non-Incentive Stock Option, be less than one hundred (100%) percent of the Fair Market Value of the Common Stock at the time such Non-Incentive Stock Option is granted.

        (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), or at the discretion of the Board, Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. At the discretion of the Board, the Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation. No Optionee shall have any of the rights of a stockholder of the Corporation including, without limitation, voting and dividend rights, until the Shares of Common Stock are issued to him and his name is recorded on the Corporation's stockholder ledger as the holder of record of such Shares.

        (c) Term of Non-Incentive Stock Option. The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

        (f) Exercise Generally. Except as provided in Section 11 or in other provisions of this Plan, each Non-Incentive Stock Option, other than Formula Awards, on or after it vests shall be exercisable at any time in the manner determined by the Board at the time of the grant and as set forth in the Stock Option Agreement. The Board may impose any conditions upon the right of a Participant to exercise any Non-Incentive Stock Option granted hereunder, other than Formula Awards, which are not inconsistent with the terms of the Plan.

        (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        (h) Formula Awards to Non-Employee Directors. Notwithstanding anything contained herein to the contrary, and subject to the limitations set forth in
Section 9(h)(3) and other provisions of this Agreement, Non-Incentive Stock Options shall be granted to Non-Employee Directors, excluding honorary Directors, advisory Directors or Directors emeritus, as follows:

           (1) Initial Awards

               (i) Existing Non-Employee Directors. On the Effective Date Non-Incentive Stock Options shall be granted to each Non-Employee Director of the Corporation and each Non-Employee Director of the Savings Bank serving on the respective boards of directors on the Effective Date. The total amount of Non-Incentive Stock Options to be awarded to each such Non-Employee Director of the Corporation and of the Savings Bank on the Effective Date shall consist of the sum of (x) 1,000 Shares under Non-Incentive Stock Options plus (y) an additional 100 Shares under Non-Incentive Stock Options for each full year of service by such Non-Employee Director of the Corporation or the Savings Bank on the board of directors of the Savings Bank as of the Effective Date (i.e. a Non-Employee Director of the Corporation or the Savings Bank with five years of service on the board of directors of the Savings Bank as of the Effective Date shall be awarded a total of 1,500 Shares under Non-Incentive Stock Options).

               (ii) New Non-Employee Directors. On the date on which the respective boards of directors appoint, or the respective stockholders elect, a new person to serve as a Non-Employee Director of the Corporation, the Savings Bank, the Parent or any Subsidiary (excluding any existing Non-Employee Director referred to in Section 9(h)(1)(i) hereof or any existing Non-Employee Director that immediately prior to such appointment or election was serving as a Non-Employee Director of the Corporation, the Savings Bank, the Parent or any Subsidiary) 1,000 Shares under Non-Incentive Stock Options shall be granted to each such new Non-Employee Director.

           (2) Subsequent Awards. Immediately after the completion of each annual meeting of the stockholders of the Corporation, the Savings Bank, the Parent or any Subsidiary, 100 Shares under Non-Incentive Stock Options shall be awarded to each Non-Employee Director remaining on the respective boards of directors after such meeting (including the Chairperson of the Board) plus an additional 100 Shares under Non-Incentive Stock Options shall be awarded to the Chairperson of the Board on such date, provided, however, that no such Non-Incentive Stock Options shall be granted to a Non-Employee Director if such annual meeting of the stockholders occurs within 6 months of the date of the initial grant of Non-Incentive Stock Options to such Non-Employee Director pursuant to Section 9(h)(1) hereof.

           (3) Non-Employee Director Limitations. Notwithstanding anything contained herein to the contrary:

               (i) No Duplication of Awards. Any person serving in the capacity of a Non-Employee Director for more than one corporation participating in the Plan (i.e. a person serving as a Non-Employee Director of the Corporation and of the Savings Bank) will be limited to receiving Formula Awards under the Plan with respect to the one directorship that provides the Formula Award offering the greatest number of Shares under the Non-Incentive Stock Options, and will be prohibited from receiving Formula Awards with respect to any other directorship; and

               (ii) Availability of Non-Incentive Stock Options. In no event shall Shares subject to Non-Incentive Stock Options granted to Non-Employee Directors under this Section 9(h) in the aggregate exceed the number of Shares, including forfeitures, allocated to and available for Formula Awards pursuant to Section 3 hereof. In the event that on the date of grant of Formula Awards there is an insufficient number of Shares available for Formula Awards of Non-Incentive Stock Options to satisfy all such Formula Awards to be granted on such date pursuant to this Section 9(h), the remaining Shares available for Non-Incentive Stock Option Formula Awards shall be allocated among the Non-Employee Directors entitled to receive such Formula Awards on such date, on a pro rata basis, in the following order of priority: Shares shall be allocated first to satisfy the Non-Incentive Stock Option Formula Award of any new Non-Employee Directors pursuant to Section 9(h)(1)(ii); and, to the extent any Shares are remaining, such Shares shall then be allocated to satisfy the subsequent Non-Incentive Stock Option Award of any Non-Employee Director pursuant to Section 9(h)(2) hereof.

           (4) Terms and Conditions. The Non-Incentive Stock Option Formula Awards granted to Non-Employee Directors under this Section 9(h) shall be subject to the following terms and conditions:

               (i) Formula Award Option Price. The price per Share at which each Non-Incentive Stock Option Formula Award granted under the Plan may be exercised shall be one hundred (100%) percent of the Fair Market Value of the Common Stock at the time such Non-Incentive Stock Option is granted.

               (ii) Formula Award Payment. The payment provisions of Section 9(b) shall apply, provided that only the cash payment option set forth in
Section 9(b) shall be available to the Optionee of a Non-Incentive Stock Option awarded under a Formula Award.

               (iii) Term of Formula Award. Each Option or portion shall be exercisable at any time on or after it vests until the earlier of (x) ten (10) years after the date of grant or (y) the third annual anniversary of the date on which the Non-Employee Director ceases to be a Non-Employee Director. If a Non-Employee Director dies while serving as a Non-Employee Director or within three (3) years following the termination of the Optionee's service as a Non-Employee Director as a result of Disability, retirement or resignation without having fully exercised his Awards, the person or persons to whom the Optionee's rights under any such Non-Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) shall have the right to exercise such Awards at any time prior to the earlier of (i) the date which is one (1) year after the date of such death or (ii) the respective expiration dates of any such Non-Incentive Stock Options, provided that no Award will be exercisable within six months after the date it was granted or more than ten years from the date it was granted.

               (iv) Formula Award Vesting and Forfeiture. Non-Incentive Stock Option Formula Awards granted to Non-Employee Directors shall vest at a rate equal to twenty percent (20%) a year beginning one year from the later of the Effective Date or the anniversary date of the date of grant, unless sooner vested upon death or disability pursuant to the terms of Section 4(b). Formula Awards shall be earned and non-forfeitable in accordance with the provisions of this Section 9(h) and 4(b), and shall otherwise be subject to the other provisions of the Plan which are not inconsistent with the provisions of this
Section 9(h) and Rule 16b-3 of the SEC.

               (v) Transferability of Formula Award. Any Non-Incentive Stock Option Formula Award granted pursuant to the Plan shall be exercised during a Non-Employee Director's lifetime only by the Non-Employee Director to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

               (vi) Other Terms of Plan. Unless otherwise inapplicable, or inconsistent with the provisions of Section 6(c), this Section 9(h) or Section 26, the Formula Awards to be granted to Non-Employee Directors hereunder shall be subject to all other provisions of this Plan.

     10. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH ON INCENTIVE STOCK OPTIONS.

        (a) Termination of Employment. In the event that any Optionee ceases to be employed by the Corporation, the Savings Bank, the Parent and/or any Subsidiary, for any reason other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three

(3) months after the date of such termination of employment, but only if, and to the extent that, such Incentive Stock Options were vested and the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a Subsidiary ceases to be a Subsidiary, the employment of all of its employees who are not immediately thereafter employees of the Corporation, the Savings Bank, the Parent or any Subsidiary shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary.

        (b) Disability. In the event that any Optionee ceases to be employed by the Corporation, the Savings Bank, the Parent and/or any Subsidiary due to termination of employment as the result of Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. For purposes of this Section 10(b), any Incentive Stock Option held by an Optionee shall be considered vested and exercisable upon such date of termination of employment as set forth in Section 4(b) hereof.

        (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered vested and exercisable at the date of his death as set forth in Section 4(b) hereof.

        (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been vested and exercisable at such date of termination of employment, after giving effect to the accelerated vesting provisions of Section 4(b).

        (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11. EFFECT OF TERMINATION OF EMPLOYMENT, TERMINATION OF SERVICES AS A DIRECTOR, DISABILITY OR DEATH ON NON-INCENTIVE STOCK OPTIONS.

        (a) General Rule. Subject to the terms and conditions of Section 4(b) hereof, the terms and conditions of Non-Incentive Stock Options, other than Formula Awards, relating to the effect of the termination of an Optionee's employment, the termination of an Optionee's service as a Director, Disability of an Optionee or his death shall be such terms and conditions as the Board shall, in its sole discretion, determine at the time of termination, disability or death, unless specifically provided for by the terms of this Plan or the terms of the Stock Option Agreement at the time of grant of the Award.

        (b) Non-Incentive Stock Options Deemed Exercisable. For purposes of Sections 9(h) and 11(a) above, any Non-Incentive Stock Option held by an Optionee shall be considered exercisable at the date of termination of his employment or termination of service as a Director if any such Non-Incentive Stock Option would have been vested and exercisable at such date of termination of employment or service, after giving effect to the accelerated vesting provisions of Section 4(b).

        (c) Termination of Non-Incentive Stock Options. To the extent that any Non-Incentive Stock Option which has been granted under the Plan to any Optionee whose employment or service as a Director terminates has not been exercised within the applicable period set forth in Section 9(h) and this Section 11 or in the applicable Stock Option Agreement, any such Non-Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     12. RIGHT OF REPURCHASE AND RESTRICTIONS ON DISPOSITION. The Board, in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option (other than Formula Awards), the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Corporation to transfer or assign such right to another party. The Corporation may exercise the Repurchase Right only to the extent permitted by applicable law. Notwithstanding the foregoing, no right of Repurchase Price may be imposed on any Non-Incentive Stock Option granted under a Formula Award.

     13. RECAPITALIZATION, MERGER, CONSOLIDATION AND SIMILAR TRANSACTIONS. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Award shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Awards.

     14. TIME OF GRANTING AWARDS. The date on which the Board makes the determination to grant an Award to an Employee pursuant to Section 8 or Section 9, other than Section 9(h), shall be considered the date of grant of the Award, and the date that a Formula Award is awarded pursuant to Section 9(h) shall be the date of grant of a Formula Award. Except, however, for purposes of compliance with Section 16 of the Exchange Act, the date of grant of an Award shall be deemed the later of the date of grant or the date of stockholder approval of the Plan. Notice of the determination of the grant of an Award shall be given to each individual to whom an Award is so granted within a reasonable time after the date of such grant in a form determined by the Board.

     15. EFFECTIVE DATE. The Plan shall become effective upon the date of ratification or other approval of the Plan by the stockholders of the Corporation. The Board may grant options prior to the Effective Date with such option grants to be effective upon the date of stockholder ratification of the Plan.

     16. RATIFICATION BY STOCKHOLDERS. The Plan shall be ratified by stockholders of the Corporation within twelve (12) months before or after the date the Plan is approved by the Board.

     17. MODIFICATION OF AWARDS. At any time and from time to time, the Board may direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Award (other than a Formula Award), provided no such modification, extension or renewal shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award (other than a Formula Award) at such time, or shall not materially decrease the Optionee's benefits under the Award without the consent of the holder of the Award, except as otherwise permitted under Section 5(d) or
Section 19 hereof. Notwithstanding anything herein to the contrary, the Board shall have the authority to cancel outstanding Awards (other than a Formula Award) with the consent of the Optionee and to reissue new Awards (other than a Formula Award) at a lower exercise price, but in no event less than the then Fair Market Value per share of Common Stock, in the event that the Fair Market Value per share of Common

Stock at any time prior to the date of exercise of outstanding Awards (other than a Formula Award) falls below the exercise price of such Awards.

     18. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) Action by the Board. The Board may, by resolution, at any time amend, suspend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements; provided, however, that, except as provided in Section 5(d) or Section 19 hereof no such action by the Board shall alter or impair any rights previously granted to Participants under the Plan without the consent of such affected Participant (or their successors or permitted assignees); provided further that, except as otherwise provided herein, the Plan may not be amended without approval of the Corporation's stockholders if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the number of Shares that may be awarded under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing, the provisions of Section 9(h) hereof may not be amended, suspended or terminated more often than once during any six (6) month period, other than to comport with changes in the Code, the Employment Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

        (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Corporation to any penalty, the Board may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

     The inability of the Corporation to obtain from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares.

     As a condition to the exercise of an Award, the Corporation may require the person exercising the Award to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     20. RESERVATION OF SHARES. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21. UNSECURED OBLIGATION. No Participant under the Plan shall have any interest in any fund or special asset of the corporation by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the Shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of Shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8(f). The Board is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of Shares of Common Stock to which the Participant would otherwise be entitled pursuant to an Award and/or by the Participant's delivery of previously-owned Shares of Common Stock or other property.

     23. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.

     24. EMPLOYMENT AND DIRECTORSHIP RIGHTS. Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Board in connection with the Plan shall create any right on the part of any Employee of the Corporation, the Savings Bank, the Parent or any Subsidiary, or any Director, to continue in the employ of the Corporation, the Savings Bank, the Parent or any Subsidiary, or to continue as a Director.

     25. NON-UNIFORM DETERMINATIONS. The determinations under this Plan (including without limitation the determinations of the persons to receive Options, the form, amount and timing of the Options and the terms and provisions of such Options) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     26. PLAN COMPLIANCE WITH RULE 16b-3. With respect to persons subject to the liability and reporting requirements of Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors rules under the Exchange Act. This Agreement and the Plan are to be interpreted in a manner which is consistent with the requirements of Rule 16b-3 or its successor rules and the Exchange Act. In the event of any conflict in the interpretation of this Agreement and the Plan and Rule 16b-3, as amended, the terms of Rule 16b-3 shall control. To the extent any provision of this Agreement and the Plan or action by the Committee or Board fails so to comply with Rule 16b-3, as amended, shall be deemed null and void, to the extent permitted by law.

     27. PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed
and duly attested on this   day of             , 1997.


ATTEST                                   PRESTIGE BANCORP, INC.


__________________________________       By: _________________________________

                             PRESTIGE BANCORP, INC.
                      MANAGEMENT RECOGNITION AND RETENTION
                            PLAN AND TRUST AGREEMENT

                                   ARTICLE I

                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01. Prestige Bancorp, Inc. (the "Corporation") hereby establishes (i) a Management Recognition and Retention Plan (the "Plan") for non-employee directors, officers and key employees of the Corporation and its wholly owned subsidiary Prestige Bank, Federal Savings Bank (the "Savings Bank"), and any future parent of the Corporation or any Subsidiary, and (ii) a Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02. The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

     2.01. The purpose of the Plan is to improve the profitability of the Corporation and to retain personnel of experience and ability in key positions by providing such non-employee directors, officers and key employees of the Corporation, Savings Bank, any future parent of the Corporation and any Subsidiary with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Savings Bank, any future parent of the Corporation and any Subsidiary and as an incentive to make such contributions in the future.

                                  ARTICLE III

                                  DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01. "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Board and may be changed from time to time by similar written notice to the Board. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.02. "Board" means the Board of Directors of the Corporation, or any successor corporation thereto.

     3.03. "Code" means the Internal Revenue Code of 1986, as the same shall be amended from time to time. Whenever a reference is made to a particular section of the Code, such reference shall include any successor provisions hereafter enacted.

     3.04. "Committee" means the advisory committee appointed by the Board pursuant to Section 4.02 hereof.

     3.05. "Common Stock" means shares of the common stock, $1.00 par value per share, of the Corporation.

     3.06. "Corporation" means Prestige Bancorp, Inc., and its successors and assigns.

     3.07. "Disability" means any physical or mental impairment which qualifies a Recipient for disability benefits under the applicable long-term disability plan maintained by the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Recipient for disability benefits under the Federal Social Security System.

     3.08. "Effective Date" means the date of ratification or adoption and approval of the Plan and Trust by the stockholders of the Corporation.

     3.09. "Employee" means any person who is employed by the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary, including officers or other employees who may be directors of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary.

     3.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended or replaced.

     3.11. "Formula Award" means the grant of an Award or Awards to Non-Employee Directors pursuant to Section 6.04 hereof.

     3.12. "Non-Employee Director" means any member of the board of directors of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary who is not an officer of or otherwise employed by the Corporation, Savings Bank, any future parent of the Corporation, or any Subsidiary.

     3.13. "Offering" means the offering of Common Stock to the public pursuant to the Plan of Conversion dated February 14, 1996, as amended, of the Savings Bank.

     3.14. "Plan" means this Prestige Bancorp, Inc. Management Recognition and Retention Plan.

     3.15. "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan (each Plan Share represents one share of Common Stock).

     3.16. "Plan Share Award" or "Award" means a right granted under the Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

     3.17. "Plan Share Reserve" means the shares of Common Stock held by the Trustee(s) pursuant to Sections 5.03 and 5.04 hereof and available for allocation to Recipients under the Plan.

     3.18. "Recipient" means a Non-Employee Director or an Employee who receives a Plan Share Award under the Plan; provided, however, that a member of the Board may only receive a Plan Share Award if such Plan Share Award is a Formula Award.

     3.19. "Savings Bank" means Prestige Bank, Federal Savings Bank, the wholly-owned subsidiary of the Corporation, and its successors and assigns.

     3.20. "SEC" shall mean the Securities and Exchange Commission, or any successor agency or commission.

     3.21. "Subsidiary" and "Subsidiaries" means the Savings Bank and any other direct or indirect subsidiary or subsidiaries of the Corporation or the Savings Bank, or any future parent of the Corporation, which, with the consent of the Board, agree to participate in the Plan.

     3.22. "Trustee(s)" means such individual(s), firm or entity appointed by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan for the purposes set forth herein.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01. Role of the Board. (a) The Plan shall be administered and interpreted by the Board. Subject to any express limitations established by the terms and provisions of this Agreement, the Board shall have all power and authority to administer and interpret the Plan, and may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs in administering and interpreting the Plan. The interpretation and construction by the Board of any provisions of the Plan shall be final and binding. The Board shall act by vote or written consent. A majority of the entire Board shall constitute a quorum and the action of a majority of the members present at any meeting and entitled to vote on such action at which a quorum is present, or acts adopted in writing without a meeting by a majority of the members entitled to vote on such action, shall be deemed the action of the Board. The members of the Board may appoint one of its members to be chairperson of any meetings concerning the administration or interpretation of the Plan (which person need not be the Chairperson of the Board) and any person, whether or not a member of the Board, to be its secretary or agent. Except as expressly limited by the terms and provisions of this Agreement and Rule 16b-3 promulgated by the SEC, the Board shall have plenary authority to administer and interpret the Plan.

     (b) The Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board in its discretion from time to time may remove or replace the Trustee(s), or any of them. The Board shall have all of the powers allocated to it in this and other sections of the Plan, provided, however, that the Board may not revoke any Plan Share Award, including any Formula Award, already made or provided for in the Plan, except as provided in Section 7.01(b) herein. Members of the Board who are eligible for or who have been granted Plan Share Awards other than Formula Awards, may not vote on any matters affecting the administration or interpretation of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board).

     4.02. Role of the Committee. The Board at its option may create an Advisory Committee composed of at least two Non-Employee Directors of the Corporation (the "Committee"). The Board may from time to time request the Committee to make recommendations concerning the grant of Awards to employee directors, officers and other key employees and other administrative matters with respect to the Plan. The Board from time to time may remove members from, or add members to, the Committee, provided any such Committee shall consist of at least two or more Non-employee Directors of the Corporation. Subject to any express limitations established by the Board, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The members of the Committee may appoint one of its members to be chairperson and any person, whether or not a member, to be its secretary or agent. The Committee shall report its recommendations to the Board at appropriate times but in no event less than one time per calendar year. The Committee shall have no authority to administer or interpret the Plan. The authority of the Committee shall be strictly limited to providing recommendations concerning Awards to the Board and to providing the Board with such other recommendations concerning other aspects of the Plan as requested by the Board from time to time. The Board shall have the power to reverse or override any recommendation made by the Committee under or with respect to the Plan.

     4.03. Limitation on Liability. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member or Trustee against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, the Savings Bank, any future parent of the Corporation and any Subsidiary and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04. Compliance with Laws and Regulations. All Plan Share Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                   ARTICLE V

                                 CONTRIBUTIONS

     5.01. Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation to the Trust established under the Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trustee(s) at the designated time of contribution. No contribution by Employees or Non-Employee Directors shall be permitted.

     5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee(s) in such interest bearing account or accounts at the Savings Bank as the Trustee(s) shall determine to be appropriate.

     5.03. Investment of Trust Assets; Number of Plan Shares. Following ratification or approval of the Plan by the stockholders of the Corporation and receipt of any other necessary regulatory approvals, and subject to Section 8.02 hereof, the Trust shall invest all of the trust's assets primarily in Common Stock by purchasing Common Stock in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 38,517 shares of Common Stock of the Corporation, which amount is 4% of the aggregate shares of Common Stock issued by the Corporation in the Offering (rounded down to the nearest whole number). The Trustee(s) shall purchase shares of Common Stock in the open market or, in the alternative, shall purchase authorized but unissued shares of the Common Stock from the Corporation sufficient to fund the Plan Share Reserve.

     5.04. Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Article VI, or the decision of the Board to return Plan Shares to the Corporation, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which may not be earned because of forfeiture by the Recipient pursuant to Section 7.01 shall be added to the Plan Share Reserve as follows: (i) Shares forfeited by a Non-Employee Director receiving a Formula Award under Section 6.04 shall be forfeited and made available only for additional Formula Awards to Non-Employee Directors under Section 6.04; and (ii) Shares forfeited by an Employee receiving an Award under Sections 6.01 and 6.02 shall be forfeited and made available only for additional Awards to Employees under Sections 6.01 and 6.02.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

     6.01. Eligibility and Allocations. Employees of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary are eligible to receive Plan Share Awards within the sole discretion of the Board. Non-Employee Directors shall receive Plan Share Awards in the form of Formula Awards under Section 6.04 hereof. Non-Employee Directors shall receive only Formula Awards and the Board will determine which, if any, of the Employees will be granted discretionary Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which violate the respective Articles of Incorporation, Charter or Bylaws of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary, or any applicable Federal or state law or regulation. Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, nor shall Non-Employee Directors in the aggregate receive more than 30% of the shares of Common Stock available under the Plan. In the event Shares previously allocated to an Employee are forfeited for any reason or additional Shares are purchased by the Trustee(s) for Awards to Employees, the Board may, from time to time, determine which of the eligible Employees referenced above, if any, will be granted additional Plan Share Awards to be awarded from such forfeited or additional Shares. In the event Shares previously awarded to a Non-Employee Director are forfeited for any reason, such forfeited Shares will be made available for the Formula Awards. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board shall consider the position and responsibilities of the eligible Employees, the value of their services to the Corporation, the Savings Bank, any future parent of the Corporation and any Subsidiary, and any other factors the Board may deem relevant. The Board may but shall not be required to request the written recommendation of the President or any other officers of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary other than with respect to Plan Share Awards to be granted to such officer.

     6.02. Form of Allocations. As promptly as practicable after a determination is made pursuant to Section 6.01 that a Plan Share Award is to be issued, and upon earning a Formula Award, the Board shall notify each Recipient in writing of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. Such terms shall be reflected in a written agreement with the Recipient. The date on which the Board so notifies the Employee shall be considered the date of grant of the Plan Share Award for Employee Awards, and the date a Non-Employee Director is awarded a Formula Award pursuant to Section 6.04 shall be the date of grant of a Formula Award. The Board shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.03. Allocations Not Required. Notwithstanding anything to the contrary in Section 6.01 hereof, no Non-Employee Director or Employee individually, or Non-Employee Directors or Employees as a group, shall have any right of entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board. The Board may vote to return all Common Stock in the Plan Share Reserve to the Corporation at any time, and cease issuing Plan Share Awards.

     6.04 Formula Awards to Non-Employee Directors.

     (a) Formula Awards. Subject to the limitations set forth in Section 6.04(b) hereof, 9,630 shares of Common Stock of the Corporation purchased by the Trustee(s) pursuant to Section 5.02 hereof shall be allocated and used exclusively for purposes of granting Formula Awards to Non-Employee Directors, as follows:

          (1) Initial Awards

             (i) Existing Non-Employee Directors. On the Effective Date a Plan Share Award shall be awarded to each Non-Employee Director of the Corporation and each Non-Employee Director of the Savings Bank serving on the respective boards of directors on the Effective Date. The total amount of Plan Shares to be awarded to each such Non-Employee Director of the Corporation and of the Savings Bank on the Effective Date shall consist of the sum of (x) 1,000 Plan Shares plus (y) an additional 100 Plan Shares for each full year of service by such Non-Employee Director of the Corporation or the Savings Bank on the board of directors of the Savings Bank as of the Effective Date (i.e. a Non-Employee Director of the Corporation or the Savings Bank with five years of service on the board of directors of the Savings Bank as of the Effective Date shall be awarded a total of 1,500 Plan Shares).

             (ii) New Non-Employee Directors. On the date on which the respective boards of directors appoint, or the respective stockholders elect, a new person to serve as a Non-Employee Director of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary participating in the Plan (excluding any existing Non-Employee Director referred to in Section 6.04(a)(1)(i) hereof or any existing Non-Employee Director that immediately prior to such appointment or election was serving as a Non-Employee Director of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary participating in the Plan), a Plan Share Award consisting of 1,000 Plan Shares shall be awarded to such new Non-Employee Director.

          (2) Subsequent Awards. Immediately after the completion of each annual meeting of the stockholders of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary participating in the Plan, a Plan Share Award consisting of 100 Plan Shares shall be awarded to each Non-Employee Director remaining on the respective board of directors after such meeting (including the Chairperson of the Board) plus an additional Plan Share Award consisting of 100 Plan Shares shall be awarded to the Chairperson of the Board on such date, provided, however, that no such Plan Share Award(s) shall be granted to a Non-Employee Director if such annual meeting of the stockholders occurs within 6 months of the date of the initial grant of a Plan Share Award to such Non-Employee Director pursuant to Section 6.04(a)(1) hereof.

     (b) Non-Employee Director Limitations. Notwithstanding anything contained herein to the contrary:

          (1) Percentage Limitations. In no event shall Shares subject to Awards granted to Non-Employee Directors under this Section 6.04 in the aggregate under the Plan exceed more than 30%, and individually under the Plan exceed more than 5%, of the total number of shares of the Common Stock of the Corporation purchased by the Trustee(s) pursuant to Section 5.02 hereof;

          (2) No Duplication of Awards. Any person serving in the capacity of a Non-Employee Director for more than one corporation participating in the Plan (i.e. a person serving as a Non-Employee Director of the Corporation and of the Savings Bank) will be limited to receiving Formula Awards under the Plan with respect to the one directorship that provides the Formula Award offering the greatest number of Plan Shares, and will be prohibited from receiving Formula Awards with respect to any other directorship;

          (3) Availability of Plan Shares. In no event shall Shares subject to Awards granted to Non-Employee Directors under this Section 6.04 in the aggregate exceed the number of Plan Shares, including forfeitures, allocated to and available for Formula Awards pursuant to Section 6.04(a) hereof. In the event that on the date of grant of Formula Awards there is an insufficient amount of Plan Shares in the Plan Share Reserve available for Formula Awards to satisfy all Formula Awards to be granted on such date pursuant to this Section 6.04, the remaining Shares available for Formula Awards shall be allocated among the Non-Employee Directors entitled to receive a Formula Award on such date, on a pro-rata basis, in the following order of priority: Shares shall be allocated first to satisfy the Award of any new Non-Employee Directors pursuant to Section 6.04(a)(1)(ii); and, to the extent any Shares are remaining, such Shares shall then be allocated to satisfy the subsequent Award of any Non-Employee Director pursuant to
     Section 6.04(a)(2).

     (c) Vesting and Forfeiture. Such Plan Share Awards to Non-Employee Directors under this Section 6.04 shall be earned and non-forfeitable in accordance with the provisions of Section 7.01 hereof, and shall otherwise be subject to the provisions of the Plan.

     (d) Interpretation of Formula Awards. Only Non-Employee Directors shall be eligible to receive Formula Awards. The terms and conditions of the Formula Awards are primarily set forth in this Section 6.04. When any other Section of this Agreement is used in connection with this Section 6.04 to interpret the application and operation of any Formula Award, each such other Section of this Agreement shall be interpreted to give full accord to this Section 6.04 and any provisions of such other Sections of this Agreement which are inconsistent to any provision of this Section 6.04 shall be resolved in favor of, and by giving complete accord and full deference to, the competing provision set forth in this
Section 6.04.

     (e) Other Terms of Plan. Unless otherwise inapplicable, or inconsistent with the provisions of this Section 6.04 or Section 9.02, the Formula Awards to be granted to Non-Employee Directors hereunder shall be subject to all other provisions of this Plan.

                                  ARTICLE VII

             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01. Earning Plan Shares; Forfeitures.

     (a) General Rules. Subject to the terms hereof, twenty percent (20%) of the aggregate number of Plan Shares covered by each Award under the Plan shall be earned by the Recipient as of the first anniversary of the Effective Date or the first anniversary of the date of the grant of the Award, whichever is later (the "Anniversary Date"); and the balance thereof shall be earned by such Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by such Award as of each of the next four successive Anniversary Dates. If the employment or service of a Recipient is terminated prior to the fifth
(5th) Anniversary Date for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. No fractional shares shall be distributed pursuant to the Plan.

     (b) Exception for Terminations Due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment as an Employee or service as a Non-Employee Director terminates due to death or Disability, shall be deemed earned as of the Recipient's last day of employment or service with the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.

     (c) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under the Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an officer or employee who is discharged from the employ of, or a Non-Employee Director who is removed from service as a Non-Employee Director of, the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary for cause, which, for purposes hereof, shall mean termination of employment or removal from service for personal dishonesty, incompetence, gross negligence or willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, the conviction of a felony by a court of competent jurisdiction, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or final cease-and-desist order. Awards granted to a Non-Employee Director who is removed for cause pursuant to the Articles of Incorporation or Bylaws of the Corporation, the Savings Bank, the Parent or any Subsidiary shall terminate as of the effective date of such removal.

     7.02. Distribution of Dividends. Any cash dividends or stock dividends declared in respect of each Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust, whether or not such Plan Share is earned and non-forfeitable.

     7.03. Distribution of Plan Shares.

     (a) Timing of Distributions; General Rule. Except as provided in Subsection (e), Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to the Recipient or Beneficiary pursuant to a Plan Share Award within six months from the later of the date on which that Plan Share Award was granted to such person or the Effective Date. No fractional shares shall be distributed.

     (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

     (c) Withholding. The Trustee(s) may withhold from any cash payment or Common Stock distribution made under the Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee(s) may require the Recipient or Beneficiary to pay to the Trustee(s) the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee(s) shall pay over to the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary which employs or employed, or retains or retained, such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of the Plan. Following distribution, the Board may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board, upon the advice of counsel, may deem appropriate.

     (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulations shall have been fully complied with, including the receipt of approval of the Plan by stockholders of the Corporation by such vote, if any, as may be required by applicable law and regulations as determined by the Board.

     7.04. Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee(s) as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Board for this purpose. The Trustee(s) shall vote all Plan Shares which have not yet been earned and distributed pursuant to
Section 7.03 in the same proportion for and against proposals to stockholders as the Recipient actually votes Plan Shares which have been earned and distributed pursuant to Section 7.03; provided, however, that the Recipient timely informs the Trustee(s) in writing how the Recipient has actually voted or will actually vote Plan Shares which have been earned and distributed to him.

If the Recipient does not timely provide the Trustee(s) with such information in writing, Plan Shares which have not yet been earned and distributed pursuant to
Section 7.03 shall not be voted by the Trustee(s). In the event a tender offer is made for Plan Shares, the Trustee(s) shall tender Plan Shares held by it which have not yet been earned and distributed in the same proportion in which the Recipient actually tenders Plan Shares which have been earned and distributed. The Trustee(s) shall vote or tender Shares held in the Plan Share Reserve in the same proportion as it receives instructions from Recipients to vote or tender Plan Shares which have not yet been earned and distributed pursuant to Section 7.03.

                                  ARTICLE VIII

                                     TRUST

     8.01. Trust. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board pursuant to the Plan.

     8.02. Management of Trust. It is the intent of the Plan and Trust that the Trustee(s) shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee(s) shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustee(s) determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust prior to the Offering may be temporarily invested in such interest-bearing account or accounts as the Trustee(s) shall determine to be appropriate. In performing the Trustee's duties, the Trustee(s) shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee(s) is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares;

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit account, and certificates of deposit (including those issued by the Savings Bank), obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash;

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustee(s) be reasonable for the proper operation of the Plan and Trust;

          (f) To employ brokers, agents, custodians, consultants and accountants;

          (g) To hire legal counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable;

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee(s) shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03. Records and Accounts. The Trustee(s) shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board.

     8.04 Earnings. All earnings, gains and losses with respect to the Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Board, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, except to the extent that such cash dividends are distributed to Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05. Expenses. All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Corporation.

     8.06. Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee(s) harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.01. Recapitalization, Merger, Consolidation and Similar Transactions.
 The aggregate number of shares of Common Stock available for issuance under this Plan and the number of shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such persons would have been entitled to purchase or acquire except for such action. Awards.

     9.02. Amendment and Termination of Plan. The Board may, by resolution, at any time amend, suspend or terminate the Plan (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements; provided, however, that, except as provided in Section 7.01(c), no such action by the Board shall alter or impair any rights previously granted to Recipients under the Plan without the consent of such affected Recipient (or their successors or permitted assignees); provided further that, except as otherwise provided herein, the Plan may not be amended without approval of the Corporation's stockholders if the amendment would materially increase the benefits accruing to participants under the Plan, materially increase the number of Plan Shares that may be awarded under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee(s) to return to the Corporation all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards not yet earned by the Recipients to whom they are allocated (which shares of Common Stock shall be held by the Corporation and distributed to the Recipient when earned). Notwithstanding the foregoing, the provisions of Section 6.04 hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the

Code, the Employment Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

     9.03. Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient or a Beneficiary. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. Upon the death of the Recipient, Plan Shares shall be transferred to the Recipient's Beneficiary by will or by the applicable laws of intestacy, descent and distribution. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

     9.04. Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee(s), the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Corporation, the Savings Bank, any future parent of the Corporation or any Subsidiary, or on the part of any Non-Employee Director to serve on the board of directors of the Corporation.

     9.05. Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

     9.06. Governing Law. The Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

     9.07. Effective Date. The Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect.

     9.08. Term of Plan.  The Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09. Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

     9.10 Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed. The inability of the Corporation to obtain from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Award, the Corporation may require the person exercising the Award to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     9.11 Plan Compliance with Rule 16b-3. With respect to persons subject to the liability and reporting requirements of Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors rules under the Exchange Act. This Agreement and the Plan are to be interpreted in a manner which is consistent with the requirements of Rule 16b-3 or its successor rules and the Exchange Act. In the event of any conflict in the interpretation of this Agreement and the Plan and Rule 16b-3, as amended, the terms of Rule 16b-3 shall control. To the extent any provision of this Agreement and the Plan or action by the Committee or Board fails so to comply with Rule 16b-3, as amended, shall be deemed null and void, to the extent permitted by law.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee(s) of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this day of
            , 1997.

ATTEST:                                     PRESTIGE BANCORP, INC.

___________________________________         By: _______________________________


                                            TRUSTEE(S):

                                            ------------------------------------
                                            John A. Stiver

                                            ------------------------------------
                                            Robert S. Zyla

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
REVOCABLE PROXY                                                    REVOCABLE PROXY

PRESTIGE BANCORP, INC. (THE "COMPANY") ANNUAL MEETING TO           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned
BE HELD ON APRIL 23, 1997 AT 10:30 A.M. LOCAL TIME FOR THE         shareholder of Prestige Bancorp, Inc. (the "Company"), hereby
SHAREHOLDERS OF THE COMPANY AS OF 03/20/97.                        appoints Robert S. Zyla and Patricia A. White, or any one of them, true and lawful attorneys with power of substitution of
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS        each, to vote all shares of the Company which the undersigned
OF THE COMPANY. EACH OF THE FOLLOWING PROPOSALS HAS BEEN           would be entitled to vote if personally present at the Annual
PUT FORTH BY THE BOARD OF DIRECTORS OF THE COMPANY.                Meeting of Shareholders of the Company to be held on April 23,
                                                                   1997, at The Bradley House, 5239 Brownsville Road, Baldwin
                                                                   Borough, Pennsylvania, at 10:30 A.M. (local time) and at any adjournment thereof.

                                                                   The undersigned hereby revokes any proxy heretofore given with respect to such shares. Discretionary authority is hereby
                                                      DIRECTORS    conferred as to all other matters as may properly come before
PROPOSAL                                              RECOMMEND    the Annual Meeting.
--------                                              ---------
                                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                                                   THE COMPANY. The attorneys named will vote the shares
                                                                   represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED FOR A PROPOSAL, THIS
                                                                   PROXY WILL BE VOTED AFFIRMATIVELY ON SUCH PROPOSAL.

                                                                                      FOR ALL     Please indicate your proposal
Proposal I - Election of Directors for Terms Expiring 2000.               WITHHOLD   EXCEPT AS    selection by firmly placing an
Nominees Robert S. Zyla and Charles P. McCullough           FOR    FOR   AUTHORITY    MARKED      "X" in the appropriate box    [X]
                                                                                       BELOW      with blue or black ink only.
                                                                   [ ]      [ ]         [ ]

                                                                   Withhold authority for: _______________________________________


Proposal II - Adoption of the Stock Option Plan             FOR    FOR     AGAINST    ABSTAIN
                                                                   [ ]      [ ]         [ ]
Proposal III - Adoption of the Recognition and Retention
Plan and Trust                                              FOR    FOR     AGAINST    ABSTAIN
                                                                   [ ]      [ ]         [ ]

Proposal IV - Ratification of Appointment of Auditors       FOR    FOR     AGAINST    ABSTAIN
                                                                   [ ]      [ ]         [ ]

Proposal V - Adjournment of Annual Meeting - If Required    FOR    FOR     AGAINST    ABSTAIN
                                                                   [ ]      [ ]         [ ]

                                                                   [Full Name of Shareholder]

                                                                   [Address of Shareholder]

                                                                   PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ADDRESSED
                                                                   ENVELOPE. Please sign EXACTLY as your name(s) appears above.
                                                                   When signing as attorney, executor, administrator, guardian, trustee, custodian, etc. please give your full title as such.
                                                                   If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties must sign.

                                                                     The undersigned acknowledges that (s)he has received a Proxy
                                                                   Statement and Annual Report of the Company prior to signing this Proxy.
                                                                                                                       __/__/__
                                                                   -------------------------------------------------
                                                                   Signature                                             Date
                   Address of Company:
                                                                   -------------------------------------------------
                     PRESTIGE BANCORP, INC.                        Print Name
                     710 OLD CLAIRTON ROAD                                                                             __/__/__
                     PLEASANT HILLS, PA 15236                      -------------------------------------------------
                                                                   Signature                                             Date

                                                                   -------------------------------------------------
                                                                   Print Name
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